As filed with the Securities and Exchange Commission on April 20, 2021

REGISTRATION NO. 333-218513

REGISTRATION NO. 811-01705

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 3	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 398	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

1290 Avenue of the Americas, New York, New York 10104

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (212) 554-1234

SHANE DALY

VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

(Names and Addresses of Agents for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate BOX):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2021 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Account under group variable annuity contracts.

Equitable Retirement 360SM Personal Income Benefit

A group flexible premium deferred variable annuity contract

Prospectus dated May 1, 2021

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for the Trust which contains important information about the portfolios.

What is Equitable Retirement 360SM Personal Income Benefit ?

The Equitable Retirement 360SM Personal Income Benefit contract is a group-deferred annuity contract (“contract”) issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

Either the plan trustee or the employer will be the Equitable Retirement 360SM Personal Income Benefit contract owner. Certain rights may be exercised by employees covered under an employer’s plan (the “participants”). These rights will be summarized in a participation certificate (“certificate”) provided to each participant. The Equitable Retirement 360SM Personal Income Benefit contract provides for the accumulation of retirement savings and for income. The contract provides income protection as well through the Personal Income Benefit. The Personal Income Benefit is a withdrawal benefit that guarantees, under certain circumstances, the ability to withdraw a certain amount each participation year during the participant’s lifetime regardless of investment performance so long as Early or Excess Withdrawals are not taken and certain other conditions are met. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options (“investment options”).

This prospectus is a disclosure document and describes all of the certificate’s material features, benefits, rights and obligations, as well as other information. The description of the certificate’s material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the certificate are changed after the date of this prospectus in accordance with the certificate, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. The certificate should also be read carefully. You have the right to cancel your certificate within a certain number of days after receipt of the certificate.

The contract may not currently be available in all states. All optional features and benefits described in this prospectus may not be available at the time you purchase the certificate. We have the right to restrict availability of any optional feature or benefit. We can refuse to accept any application or contribution at any time, including after the certificate has been purchased. If we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions or transfers to the certificate, you may no longer be able to fund your Personal Income Benefit. This means that you may no longer be able to increase your account value and Guaranteed Annual Withdrawal Amount through contributions and transfers.

We offer the Equitable Retirement 360SM Personal Income Benefit contract to fund Internal Revenue Code Section 403(b) plans (also referred to as “plans”). The Equitable Retirement 360SM Personal Income Benefit contract is available to plans that meet our requirements, which may include requirements regarding plan vesting provisions. The contract may not be available in all states, for all plans or at all times and may vary for certain plans, contract owners and participants.

Investment options

•	EQ/AB Dynamic Moderate Growth
•	EQ/Balanced Strategy
•	EQ/Conservative Growth Strategy
•	EQ/Conservative Strategy
•	EQ/Goldman Sachs Moderate Growth Allocation
•	EQ/Invesco Moderate Allocation
•	EQ/Moderate Growth Strategy

You may allocate amounts to the investment options selected by your employer. Each investment option is a subaccount of Separate Account A. Each investment option, in turn, invests in a corresponding securities portfolio (“portfolio”) that is part of the trust (the “Trust”). Your investment results in an investment option will depend on the investment performance of the related portfolio. These investment options are discussed later in this prospectus.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). The statement of additional information (“SAI”) dated May 1, 2021, is a part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4956, Syracuse, NY 13221-4956 or calling (800) 628-6673. The SAI has been incorporated by this reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC’s website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3). Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange

The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

Equitable Retirement 360SM (IF/NB)
#202035

Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling (800) 628-6673 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (877) 522-5035, by sending an email request to EquitableFunds@dfinsolutions.com or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Contents of this Prospectus

When we address the reader of this prospectus with words such as “you” and “your,” we mean the person who has the right or responsibility that the prospectus is discussing at that point. This may be the employer, employer’s designee or plan trustee or it may be the certificate owner who we may also refer to as the “participant”.

When we use the word “contract” we mean the group contract issued to the plan trustee or employer (“contract owner”). When we use the word “certificate,” we mean the participation certificate that summarizes the rights of each participant covered under the group contract.

Condensed financial information	43

State contract availability and/or variations of certain features and benefits	44

Statement of additional information Table of contents

Index of key words and phrases

This index should help you locate more information on the terms used in this prospectus.

Page

account value	24
annuity payout options	29
beneficiary	33
business day	39
cash value	24
certificate	1
contributions	13, 14
disruptive transfer activity	25
DOL	18
ERISA	18, 37
Guaranteed Annual Withdrawal Amount	18
Guaranteed Withdrawal Overage Rate	19
Guaranteed Withdrawal Rate	19
investment options	1, 14, 24
market timing	7, 25
maturity date	29

Page

Equitable Client portal	7
participant	1, 3
participation date	13
participation date anniversary	13
participation year	13
Personal Income Benefit	1, 9, 18
Personal Income Benefit charge	31
plan operating expense charge	11
portfolio	1, 11
processing office	7
Ratchet Base	19
SAI	1
SEC	1
Trust	1, 38
unit	24
unit investment trust	38

To make this prospectus easier to read, we sometimes use different words than in the contract, certificate or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract, certificate or supplemental materials. Your financial professional can provide further explanation about your certificate.

Prospectus	Contract or Supplemental Materials
account value	Annuity Account Value

unit value	Accumulation Unit Value

The Company

We are Equitable Financial Life Insurance Company, a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. For more than 160 years the Company has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. You can also use our Equitable Client portal system to access information about your account and to complete certain requests through the Internet. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location, as follows:

Correspondence:

For all communications sent by regular mail:

EQUITABLE RETIREMENT PLAN SERVICESSM

P.O. Box 4730

Syracuse, NY 13221

For all communications sent by express delivery:

EQUITABLE RETIREMENT PLAN SERVICESSM

100 Madison Street

Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Syracuse, New York 13202.

Reports we provide

•	confirmation notices of financial transactions; and

•

quarterly statements of your contract values as of the close of each calendar quarter including your Guaranteed Annual Withdrawal Amount, if applicable, as of the beginning and end of each calendar quarter.

As required, notices and statements will be sent by mail under certain circumstances. They are also available on Equitable Client portal.

For jointly owned contracts (if applicable), we provide reports to the primary joint owner’s address on file.

Equitable Client portal

With your Equitable Client portal account you can expect:

•	Account summary. View your account values, and select accounts for additional details.

•	Messages and alerts. Stay up to date with messages on statement availability, investment options and important account information.

•	Profile changes. Now it’s even easier to keep your information current, such as your email address, street address and eDelivery preferences.

•	Manage your account. Convenient access to service options for a policy or contract, from viewing account details and documents to completing financial transactions.

•	Investments details. Intuitive charts show the breakdown of your key investments.

Don’t forget to sign up for eDelivery!

Visit equitable.com and click sign in to register today.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine.

For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith or willful misconduct. In light of our procedures, we will not be liable for following Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you engaged in disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options” later in this prospectus).

Customer service representative:

You may also use our toll-free number (888) 370-8871 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:30 a.m. to 7:00 p.m., and on Friday until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at (800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (888) 370-8871, Monday through Thursday from 8:30 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

Toll-free telephone service:

You may reach us toll-free by calling (888) 370-8871 for a recording of daily unit values for the variable investment options.

We require that the following types of communications be on specific forms we provide for that purpose:

(1)	transfer/rollover of assets to another carrier;

(2)	tax withholding election;

(3)	certificate surrender and withdrawal requests;

(4)	election to begin withdrawals under the Personal Income Benefit;

(5)	requests for enrollment in our Maximum payment plan; and

(6)	death claims.

We also have specific forms that we recommend you use for the following types of requests:

(1)	address changes; and

(2)	transfers among investment options.

We anticipate requiring status documentation in the case of certain changes of ownership or address changes where Foreign Account Tax Compliance Act (“FATCA”) withholding could be required. See “Tax Information” later in this Prospectus.

To change or cancel any of the following we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your certificate number along with adequate details about the notice you wish to give or the action you wish us to take. Some requests may be completed online; you can use our Equitable Client portal system to contact us and to complete such requests through the Internet. In the future, we may require that certain requests be completed online.

Signatures:

The proper person to sign forms, notices and requests is the participant and in some cases the employer, if the plan requires it.

eDelivery:

You can register to receive statements and other documents electronically. You can do so by visiting our website at www.equitable.com.

Equitable Retirement 360SM Personal Income Benefit group annuity contract at a glance — key features

Professional investment management	Equitable Retirement 360SM Personal Income Benefit’s investment options invest in different portfolios sub-advised by professional investment advisers.
Investment Options	The investment options for which information is provided in this prospectus are available under the contract, subject to state regulatory approval and availability under your employer’s plan.
Tax considerations	• No tax on earnings inside the contract.
• No tax on transfers among investment options inside the contract.
Because you are purchasing or contributing to an annuity contract to fund a tax-qualified employer sponsored retirement arrangement, you should be aware that such contracts do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code (the “Code”). Before purchasing one of these contracts, employers should consider whether its features and benefits beyond tax deferral meet participant’s needs and goals. Employers may also want to consider the relative features, benefits and costs of these contracts with any other investment that participants may use in connection with their retirement plan or arrangement. Depending on the participant’s personal situation, the Personal Income Benefit may have limited usefulness because of required minimum distributions. (For more information, see “Tax information” later in this prospectus.)
Personal Income Benefit

The Personal Income Benefit guarantees that you can receive up to your Guaranteed Annual Withdrawal Amount each participation year beginning at age 65 or later and subject to a distributable event. (For example, the plan terminates or when you are no longer employed by the employer sponsoring the plan. Some plans, however, may allow participants to begin receiving Guaranteed Annual Withdrawal Amount payments while still employed by the employer sponsoring the plan.) Withdrawals of your Guaranteed Annual Withdrawal Amount between the ages of 59 1/2 and 65 are available but will result in a reduced Guaranteed Annual Withdrawal Amount. Withdrawals are taken from your account value and will continue during your lifetime even if your account value falls to zero (which may never happen) as payments from us (unless the reduction to zero is caused by a withdrawal that exceeds your Guaranteed Annual Withdrawal Amount (i.e., an Excess Withdrawal) or a withdrawal taken before the participant has elected to begin receiving Guaranteed Annual Withdrawal payments (i.e., an Early Withdrawal)). Early and Excess Withdrawals may significantly reduce or eliminate the value of the Personal Income Benefit and your certificate may terminate. For more information, see “Personal Income Benefit” in “Contract features and benefits” later in this prospectus. The variable investment options available under the certificate have been chosen, in part, to align the Personal Income Benefit and the expected account value investment performance to manage the risk to us and reduce the probability that we will have to make payments out of our general account. If you annuitize before the maturity date, your annuity payments may be less than the Guaranteed Annual Withdrawal Amount and the Personal Income Benefit will terminate.

This certificate, which includes the Personal Income Benefit, is designed for taking periodic withdrawals beginning at age 65. Accordingly, you should consider not purchasing this certificate if you do not intend to take withdrawals prior to annuitization or you intend to take Early and/or Excess Withdrawals.

Contribution amounts	• No minimum contribution amount • No contributions after start withdrawing Guaranteed Annual Withdrawal Amount • Maximum contribution limitations apply to all contracts
Also, we may refuse to accept any contribution if the sum of all contributions under all of our annuity accumulation contracts/certificates of which you are owner or under which you are the participant would total $2,500,000. We may also, at any time, exercise our right to close an investment option to new contributions or transfers. For more information, see “How you can contribute to your certificate” in “Contract features and benefits” later in this prospectus.

Access to your money

•   Partial withdrawals (Early and Excess Withdrawals may significantly reduce or eliminate the value of the Personal Income Benefit and your certificate may terminate)

•   Withdrawals of your Guaranteed Annual Withdrawal Amount

•   Certificate surrender

Withdrawals are subject to the terms of the plan and may be limited. You may also incur income tax and a penalty tax.

Death Benefit Protection	The contract provides a death benefit. The death benefit is equal to the cash value.
Payout options	Fixed annuity payout options
Additional features	No charge on transfers among investment options
Fees and Charges	Please see “Fee table” later in this prospectus for complete details.
Participant issue ages	20-85

The table above summarizes only certain current key features and benefits of the contract and certificate. The table also summarizes certain current limitations, restrictions and exceptions to those features and benefits that we have the right to impose under the contract and that are subject to change in the future. In some cases, other limitations, restrictions and exceptions may apply, or may be imposed by employers under their plans. The contract may not currently be available in all states. Certain features and benefits described in this prospectus, including the availability of all investment options, may vary in your state or at certain ages; all features and benefits may not be available in all contracts or in all states. Your employer may elect not to offer all of the investment options under the contract as described in this prospectus. Please see “Appendix — State contract availability and/or variations of certain features and benefits” later in this prospectus for more information on state availability and/or variations of certain features and benefits.

The general obligations and any guaranteed benefits under the contract, including the Personal Income Benefit, are supported by the Company’s general account and are subject to the Company’s claims paying ability. Owners and participants should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

For more detailed information, we urge you to read the contents of this prospectus, as well as your certificate. This prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The group deferred annuity contract, your participation certificate and any endorsements, riders and data pages are the entire contract between you and the Company. The prospectus and participation certificate should be read carefully before investing. Please feel free to speak with your financial professional or call us, if you have any questions. If for any reason you are not satisfied with your certificate, you may return it to us for a refund within a certain number of days. Please see “Your right to cancel within a certain number of days” in “Contract features and benefits” later in this prospectus for additional information.

The Equitable Retirement 360SM Personal Income Benefit contract and its riders are made available to all plan participants. For retirement plans subject to nondiscrimination testing, we believe that a plan’s offering of the Personal Income Benefit does not discriminate in favor of highly compensated employees because it satisfies both the current availability and the effective availability tests of Treasury Regulation section 1.401(a)(4)-4. However, plan sponsors should consult with an independent tax or ERISA advisor to discuss use of the Personal Income Benefit in the specific context of a plan subject to such testing.

Fee table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an Equitable Retirement 360SM Personal Income Benefit certificate. Each of the charges and expenses is more fully described in “Charges and expenses” later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain transfers and rollovers or requests special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Charges we deduct from your account value at the time you request certain transactions
Charge for third-party transfer or direct rollover(1)	$65 per participant for each occurance (current and maximum)

Special services charges

• Wire transfer charge(2)	$90 (current and maximum)

• Express mail charge(2)	$35 (current and maximum)

• Check preparation charge(2)	$25 (current and maximum)

The following tables describe the fees and expenses that you will pay periodically during the time that you participate in the contract, not including portfolio fees and expenses.
Charges we periodically deduct from your account value(3)

Personal Income Benefit charge (calculated as a percentage of your account value)(4)(5)	0.95%

Please see “Personal Income Benefit” in “Contract features and benefits” for more information, and “Personal Income Benefit charge” in “Charges and expenses” later in this prospectus.

You also bear your proportionate share of all fees and expenses paid by a “portfolio” that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own your certificate. These fees and expenses are reflected in the portfolio’s net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio’s fees and expenses is contained in the Trust prospectus for the portfolio.

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(6)	Lowest 0.96%	Highest 1.25%

Notes: (1) This charge will never exceed 2% of the amount disbursed or transferred.

(2)	Unless you specify otherwise, this charge will be deducted from the amount you request.

(3)

Depending on your Employer’s plan, we may be instructed to withdraw a plan operating expense charge from your account value for administrative and record-keeping services related to your certificate. The charge is determined through an arrangement between your Employer and a third party. We will remit the amount withdrawn to either your Employer or your Employer’s designee. Please refer to your certificate for more information.

(4)

These charges also compensate us for mortality and expense risks, and administrative and financial accounting expenses we incur under the contract. A portion of this charge is for providing the Personal Income Benefit and death benefit.

(5)

The Personal Income Benefit charge is deducted from the account value on each participation date anniversary. If the entire account value is withdrawn through an Early or Excess Withdrawal, the certificate is surrendered or annuitized under a payout option that does not guarantee payments for your lifetime, or a death benefit is paid on any date other than your participation date anniversary, we will deduct a pro rata portion of the charge for that year.

(6)	“Total Annual Portfolio Operating Expenses” based, in part, on estimated amounts of such expenses.

Examples: Equitable Retirement 360SM Personal Income Benefit contracts

The example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees and the portfolio fees and expenses (including the portfolio fees and expenses). For a complete description of portfolio fees and expenses, please see the prospectus for the Trust.

The example should not be considered a representation of past or future expenses for the options shown. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in these examples is not an estimate or guarantee of future investment performance.

The example assumes that you invest $10,000 for the time periods indicated, and that your investment has a 5% return each year. The example also assumes that amounts are allocated to the investment options that invest in portfolios with (a) maximum fees and expenses and (b) minimum fees and expenses (before expense limitations).

Equitable Retirement 360SM Personal Income Benefit

	Whether or not you surrender your certificate at the end
	1 year	3 years	5 years	10 years
(a) assuming maximum fees and expenses of any of the investment options	$289	$885	$1,506	$3,178
(b) assuming minimum fees and expenses of any of the investment options	$258	$794	$1,355	$2,883

Condensed financial information

Please see “Appendix — Condensed financial information” at the end of this prospectus for information about the unit values and number of units outstanding as of the period shown for each of the variable investment options available as of December 31, 2020.

1. Contract features and benefits

How the Equitable Retirement 360SM Personal Income Benefit is available

The contract is issued only to one of two alternative owners: a trust holding the assets of an employer sponsored plan under Section 403(b) of the Internal Revenue Code (the “Code”) or an employer sponsoring the 403(b) plan, for the exclusive benefit of the employer’s participating employees who have decided to direct that some or all of their 403(b) plan account assets be invested in the contract. Regardless of whether the contract is owned by the sponsoring employer or the 403(b) plan trust, a plan participant who has decided to invest 403(b) plan account assets in the contract will receive a participation certificate summarizing and describing the participant’s rights under the contract.

The contract is currently offered under the Equitable Retirement 360 platform. The Equitable Retirement 360 platform also includes other investment options which are not described in this prospectus. We refer to these investment options under the employer’s 403(b) plan as other “affiliated funding vehicles or investments” under the 403(b) plan. The employer’s plan may also offer other unaffiliated investment options which we refer to as “third party funding vehicles or investments” under the 403(b) plan.

If the employer sponsoring the 403(b) plan offers the contract as an investment option under the employer’s 403(b) plan the plan participant must affirmatively select the contract as an investment option. The minimum issue age for the participant is 20. The maximum issue age is 85.

How you can contribute to your certificate

Payments made to us are called “contributions.” Contributions may include contributions with respect to a participant’s compensation, rollover contributions, direct plan-to-plan transfers, direct transfers from other funding vehicles under the plan and any other amounts permitted under the Plan and Code. Contributions to your certificate are limited. Other than any rollover or direct transfer contributions permitted by your plan, annual additional contributions cannot exceed the applicable limitations under the Code. We may, at any time, exercise our right to close any investment option to new contributions or transfers. We may also, at any time, exercise our right to restrict the way in which you may make contributions and transfers.

No contributions are allowed after the earlier of the participant turning age 86 or electing to take Guaranteed Annual Withdrawal Amount payments.

The 12-month period beginning on the participation date and each 12-month period thereafter is a “participation year.” The “participation date” means the earlier of (a) the business day on which we issue a certificate to the Plan participant under the Equitable Retirement 360SM Personal Income Benefit contract and (b) the business day on which the first contribution for the Plan participant is received at our processing office. For example, if your participation date is May 1, your participation date anniversary is April 30.

We reserve the right, in our sole discretion, to discontinue the acceptance of, and/or place limitations on contributions and transfers into the certificate and/or certain investment options. If we exercise our right to discontinue the acceptance of, or place limitations on, contributions and transfers into the contract or one or more of the investment options, you may no longer be able to fund your Personal Income Benefit feature. This means that you may no longer be able to increase your Guaranteed Annual Withdrawal Amount through contributions and transfers.

For information on when contributions are credited under your certificate, see “Dates and prices at which certificate events occur” under “More information” later in this prospectus. Please review your certificate for information on contribution limitations.

We may refuse to accept any contribution if the sum of all contributions under all of our annuity accumulation contracts/certificates of which you are owner or under which you are the participant would total $2,500,000. We may also, at any time, exercise our right to close an investment option to new contributions or transfers.

How contributions can be made

All contributions must be made in U.S. dollars. We currently only allow contributions to be made by direct transfer from another affiliated funding vehicle or investment. We reserve the right to reject a payment if it is received in an unacceptable form.

We may limit the way in which you can contribute to your certificate. We reserve the right to require any or all contributions and transfers to be made by or from one or more of the following:

•	check,

•	wire transfer,

•	direct plan-to-plan transfers,

•	direct transfers from another third party funding vehicle or investment, or

•	direct transfers from another affiliated funding vehicle or investment.

If we are allowing contributions to be made by check, the check must be drawn on a U.S. bank. We do not accept third-party checks endorsed to us except for rollover contributions, contract exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds.

Your employer can discontinue contributions at any time. We can discontinue contributions under the contract upon a material breach by your employer of the terms and conditions of the contract. If contributions are discontinued, all terms and conditions of the contract will still apply, however, no additional contributions will be accepted by us.

What are the investment options under the contract?

The investment options are subject to any employer plan limitations. We may, at any time, exercise our right to close an investment option to new contributions or transfers. Once you begin receiving your Guaranteed Annual Withdrawal Amount payments, you will no longer be able to make contributions.

Currently, the investment options are:

•	EQ/AB Dynamic Moderate Growth
•	EQ/Balanced Strategy
•	EQ/Conservative Growth Strategy
•	EQ/Conservative Strategy
•	EQ/Goldman Sachs Moderate Growth Allocation
•	EQ/Invesco Moderate Allocation
•	EQ/Moderate Growth Strategy

Your investment results in any one of the investment options will depend on the investment performance of the portfolios. You can lose your principal when investing in the investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. Listed below are the currently available portfolios, their investment objectives and their advisers.

We may, at any time, exercise our right to close any investment option to new contributions or transfers. For more information on our rules that apply to transfers, see “Transferring your account value” and “Disruptive transfer activity” under “Transferring your money among investment options” later in this prospectus.

Portfolios of the Trust

We offer an affiliated Trust, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of the EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that Equitable Distributors, LLC (“Equitable Distributors”) ( the “Distributor”) directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios’ average daily net assets. The affiliated Portfolios’ sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers’ respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

You may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. The Distributor, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see “Allocating your contributions” later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of your benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified below in the chart by a “✓ ” under the column entitled “Volatility Management.”

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing the Personal Income Benefit during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress the value of your Personal Income Benefit. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified below in the chart by a “Δ” under the column entitled “Volatility Management.” Such techniques could also impact your account value and Personal Income Benefit in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)

By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio’s investment performance and the ability of the sub-adviser to fully implement the Portfolio’s investment strategy could be negatively affected; and

(b)

By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of- funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a con- tract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

EQ Advisors Trust – Class IB Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/AB DYNAMIC MODERATE GROWTH	Seeks to achieve total return from long-term growth of capital and income.	• AllianceBernstein L.P. • Equitable Investment Management Group, LLC	Δ
EQ/BALANCED STRATEGY	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE GROWTH STRATEGY	Seeks current income and growth of capital, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓
EQ/CONSERVATIVE STRATEGY	Seeks a high level of current income.	• Equitable Investment Management Group, LLC	✓
EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION	Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.	• Equitable Investment Management Group, LLC • Goldman Sachs Asset Management, L.P.	Δ

EQ Advisors Trust – Class IB Shares Portfolio Name	Objective	Investment Adviser (and Sub-Adviser(s), as applicable)	Volatility Management
EQ/INVESCO MODERATE ALLOCATION	Seeks long-term capital appreciation while managing portfolio volatility.	• Equitable Investment Management Group, LLC • Invesco Advisers, Inc.	Δ
EQ/MODERATE GROWTH STRATEGY	Seeks long-term capital appreciation and current income, with a greater emphasis on current income.	• Equitable Investment Management Group, LLC	✓

You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. The prospectuses for the Trust contains this and other important information about the portfolios. The prospectuses should be read carefully before investing.

ERISA considerations for employers

If the employer’s plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) Section 404(c), the employer or the plan trustee must make sure that the investment options chosen for the plan constitute a broad range of investment choices as required by the Department of Labor’s (“DOL”) regulation under ERISA Section 404(c). See “Tax information” later in this prospectus.

Allocating your contributions

Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options, they become a part of your account value. We discuss account value in “Determining your certificate’s value” later in this prospectus.

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. You should speak with your financial professional regarding any different arrangements that may apply.

Currently, the investment options are limited to those listed above. Upon advance notice to you, we reserve the right to add or remove investment options at our sole discretion.

Personal Income Benefit

This section describes the Personal Income Benefit. The Personal Income Benefit provides you with a guaranteed lifetime withdrawal benefit. Under this benefit, you can receive up to your Guaranteed Annual Withdrawal Amount each participation year, starting at age 59 1/2 and after satisfying any other pre-conditions and lasting until your death unless your account value is reduced to zero because of an Early or Excess Withdrawal. See “Effect of Early and Excess Withdrawals” below; see also “Electing to take your Guaranteed Annual Withdrawal Amount” below. Taking your Guaranteed Annual Withdrawal Amount payments between ages 59 1/2 and 65 will result in reduced Guaranteed Annual Withdrawal Amount payments. You should be aware that under this benefit, the Guaranteed Annual Withdrawal Amount payments are withdrawals from your account value and, only if necessary, are payments from us (because your account value was reduced to zero by other than an Early or Excess Withdrawal), which may never occur.

As discussed in more detail below, the Guaranteed Annual Withdrawal Amount is calculated based on contributions, multiplied by an applicable rate, plus any additional amount that may result from a Ratchet increase, described in more detail below.

The charge for the Personal Income Benefit will be deducted from your account value on each participation date anniversary. A pro rata portion of the charge will be deducted if the entire account value is withdrawn through an Early or Excess Withdrawal, the certificate is surrendered or annuitized under annuity payout options that do not guarantee lifetime payments, or a death benefit is paid on a date other than a participation date anniversary. For a description of how the charge is deducted, see “Personal Income Benefit charge” later in “Charges and expenses.”

This certificate, which includes the Personal Income Benefit, is designed for taking periodic withdrawals beginning at age 65. Accordingly, you should consider not purchasing this certificate if you do not plan to take withdrawals before annuitization or if you plan to take withdrawals from your account value before you begin receiving Guaranteed Annual Withdrawal payments or that are in excess of your Guaranteed Annual Withdrawal Amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see “Effect of Early and Excess Withdrawals” below).

Prior to purchasing this certificate, you should check with your employer on the rules and limitations that may apply for taking withdrawals from your account value.

The variable investment options available under the certificate have been chosen, in part, to align the Personal Income Benefit and the expected account value investment performance to manage the risk to us and reduce the probability that we will have to make payments out of our general account.

Determining your Guaranteed Annual Withdrawal Amount

Your Guaranteed Annual Withdrawal Amount is calculated daily based on the following:

•	contributions to the investment options, multiplied by the then current applicable Guaranteed Withdrawal Rate or Guaranteed Withdrawal Overage Rate; plus

•	any Ratchet increase; minus

•	any adjustments due to Early or Excess Withdrawals.

Early and Excess Withdrawals will reduce the Guaranteed Annual Withdrawal Amount on a pro rata basis. See “Effect of Early or Excess Withdrawals” later in this section for more information. See “Lifetime minimum distribution withdrawals” in “Accessing your money” later in this prospectus for more information about taking your lifetime required minimum distributions without losing the value of the Personal Income Benefit.

Once you begin to take Guaranteed Annual Withdrawal Amount payments:

•	contributions are not permitted;

•	your Guaranteed Annual Withdrawal Amount will never decrease as long as there are no Excess Withdrawals; and

•	your Guaranteed Annual Withdrawal Amount may increase as the result of a Ratchet increase of your Ratchet Base.

The Guaranteed Withdrawal Rate and Guaranteed Withdrawal Overage Rate

With the Personal Income Benefit, there are two rates applicable at all times. We apply the Guaranteed Withdrawal Rate (“GWR”) to the first $100,000 you contribute to the investment options during each participation year. We apply the Guaranteed Withdrawal Overage Rate (“GWOR”) to contributions in excess of the first $100,000 during each participation year.

The GWR will not be less than the Ten-Year Treasuries Formula Rate described below except in circumstances where that rate exceeds 7% as discussed below. The GWR is set at the beginning of each calendar quarter, however, we reserve the right to set the GWR at the beginning of each calendar month. The current GWR is available on our website.

The GWR is calculated using the Ten-Year Treasuries in effect for that quarter, plus a percentage that ranges from 0.25% to 1.00% based on your age at the beginning of the calendar quarter. The percentage is 1.00% if you are between ages 20 and 50, and declines by 0.05% each year until it reaches 0.25% at age 65.

If, at the beginning of a calendar quarter, the GWR calculation results in a rate lower than 2.5%, we will set the rate to a minimum of 2.5%. On the other hand, if the GWR calculation results in a rate greater than 7%, we are under no obligation to set that higher rate; however, we reserve the right to set any rate greater than 7% based solely on our discretion. In our sole discretion, we may declare a GWR that is greater than the rate generated by the GWR calculation.

•

Ten-Year Treasuries Formula Rate.  For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th of the last month of the preceding calendar quarter. U.S. Treasury rates will be determined from the Federal Reserve Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

The GWOR is set at the beginning of each month and will never be less than 2.5%. In our sole discretion, we may declare a GWOR that is greater than 2.5%. The current GWOR is available on our website.

Please note that while the GWR and GWOR are subject to the same stated minimum of 2.5%, we reserve the right to declare a GWOR that is higher or lower than the GWR. During certain periods, the declared rates for the GWR and GWOR may be the same.

The following examples are designed to show the basics as to how your Guaranteed Annual Withdrawal Amount is calculated. The account value used in these examples is after the deduction of all applicable fees and charges.

EXAMPLE 1:

Assume you make a $100,000 contribution on your participation date, December 1st. The GWR at the time is 3%. Your amounts under the Personal Income Benefit are calculated as follows:

•	Your contribution is $100,000.

•	Your Ratchet Base is $100,000.

•	Your Guaranteed Annual Withdrawal Amount (“GAWA”) is $3,000 ($100,000 x 3%).

EXAMPLE 2:

Assume you purchased your certificate as described in EXAMPLE 1 on December 1st and decide to make contributions of $200 on the 15th of each month for a six-month period starting in January of the following year. Also, for the purposes of this example, assume a 0% hypothetical rate of return for the account value. The table below shows the application of the GWOR to six monthly contributions and the resulting values.

Date	Contribution	GWR(*)	New GAWA	Total GAWA	Rachet Base	Account value
Dec. 1	$100,000	3%	$3,000	$3,000	$100,000	$100,000
Date	Contribution	GWOR(*)	New GAWA	Total GAWA	Rachet Base	Account value
Jan. 15	$200	3%	$6	$3,006	$100,200	$100,200
Feb. 15	$200	3%	$6	$3,012	$100,400	$100,400
Mar. 15	$200	3%	$6	$3,018	$100,600	$100,600
Apr. 15	$200	4%	$8	$3,026	$100,800	$100,800
May 15	$200	4%	$8	$3,034	$101,000	$101,000
Jun. 15	$200	4%	$8	$3,042	$101,200	$101,200
(*)	The GWOR is declared monthly and the GWR is declared quarterly. However, we reserve the right to declare the GWR monthly.

Ratchet Base and the Annual Ratchet

The Personal Income Benefit includes a Ratchet component that may increase your Guaranteed Annual Withdrawal Amount based on the performance of your investment options. Your Ratchet Base initially equals contributions to the investment options, is increased by subsequent contributions to the investment options on the date we receive the contributions and is recalculated on each participation date anniversary to equal the greater of your account value and the most recent Ratchet Base. If your account value is greater, we will “ratchet,” or increase, your Ratchet Base to equal your account value. You are eligible for annual ratchets on each participation date anniversary both before and after you begin receiving your Guaranteed Annual Withdrawal Amount payments. If the Ratchet Base is increased, the difference between the prior Ratchet Base and the increased Ratchet Base will be multiplied by the result of the Guaranteed Annual Withdrawal Amount divided by the Ratchet Base immediately before the increase to determine the additional amount that will be added to your Guaranteed Annual Withdrawal Amount (the “Ratchet increase”). In essence, we are multiplying the increase in the Ratchet Base by the weighted average of the previous Guaranteed Withdrawal Rates and Guaranteed Withdrawal Overage Rates.

If an annual ratchet is not applicable on your participation date anniversary, the Ratchet Base will not be eligible for a ratchet until the next participation date anniversary. The Ratchet Base is decreased on a pro rata basis due to Early and Excess Withdrawals. The Ratchet Base is not reduced by Guaranteed Annual Withdrawal Amount payments once you begin receiving such payments. Please note that it is less likely you will receive a Ratchet increase after you begin receiving your Guaranteed Annual Withdrawal Amount payments since like all withdrawals they will reduce the account value and you can no longer increase your account value through contributions. See “Accessing your money” later in this prospectus.

The following example is designed to show how the Ratchet Base works. In this example, assume the certificate was purchased on your participation date (December 1st) with a $100,000 contribution. Next, assume that you make monthly contributions for 11 consecutive months. In order to demonstrate the operation of the annual ratchet of the Ratchet Base, and the Ratchet increase, further assume that your account value at the end of the participation date anniversary is $109,000.

Date	Contribution	GWR(*)	New GAWA	Total GAWA	Rachet Base	Account value(**)
Dec. 1	$100,000	3%	$3,000	$3,000	$100,000	$100,000
Date	Contribution	GWOR(*)	New GAWA	Total GAWA	Rachet Base	Account value(**)
Jan. 1	$100	3%	$3	$3,003	$100,100	$100,500
Feb. 1	$200	3%	$6	$3,009	$100,300	$101,280
Mar. 1	$100	3%	$3	$3,012	$100,400	$98,100
Apr. 15	$200	3.5%	$7	$3,019	$100,600	$103,600
May 1	$100	3.5%	$3.50	$3,022.50	$100,700	$107,760
Jun. 15	$200	3.5%	$7	$3,029.50	$100,900	$103,650
Jul. 1	$100	3.5%	$3.50	$3,033	$101,000	$102,100
Aug. 15	$200	3.5%	$7	$3,040	$101,200	$104,380
Sep. 1	$100	3.5%	$3.50	$3,043.50	$101,300	$103,580
Oct. 15	$200	3%	$6	$3,049.50	$101,500	$107,860
Nov. 1	$100	3%	$3	$3,052.50	$101,600	$107,500
(*)	The GWOR is declared monthly and the GWR is declared quarterly. However, we reserve the right to declare the GWR monthly.
(**)

The changes to the account value represent hypothetical investment gains and losses due to the performance of the investment options. This example shows an account value that is greater than the Ratchet Base at the end of the participation year. Please note that if the account value was lower than the Ratchet Base at the end of the participation year, there would be no annual ratchet and no increase to the Guaranteed Annual Withdrawal Amount.

In this example, assuming there are not more contributions, on November 30th (the participation date anniversary), the most recent Ratchet Base ($101,600) is compared to the account value ($109,000) on the participation date anniversary. Because the account value is greater, the Ratchet Base is increased to $109,000. The Total Guaranteed Annual Withdrawal Amount is also increased due to the $7,400 increase in the Ratchet Base. The increase to the Guaranteed Annual Withdrawal Amount is calculated by multiplying the increase to the Ratchet Base ($7,400) by the result of the Guaranteed Annual Withdrawal Amount divided by the Ratchet Base. Here, the increase to the Guaranteed Annual Withdrawal Amount is calculated as follows:

$3,052.50 ÷ $101,600 = 3.00%

3.00% x $7,400 = $222

$3,052.50 + $222 = $3,274.50 (which is the new Guaranteed Annual Withdrawal Amount)

Electing to take your Guaranteed Annual Withdrawal Amount

You may elect to take your Guaranteed Annual Withdrawal Amount payments through our Maximum payment plan or you may take unscheduled withdrawals. All Guaranteed Annual Withdrawal Amount payments reduce your account value on a dollar-for-dollar basis, but do not reduce your Ratchet Base. Like all withdrawals, Guaranteed Annual Withdrawal Amount payments will reduce your death benefit. See “Withdrawing your account value” under “Accessing your money” later in this prospectus for more information.

In order to start taking Guaranteed Annual Withdrawal Amount payments, you must be at least 59 1/2 and, in most cases, separated from employment with the employer that sponsored the plan. Certain employers’ plans may allow you to elect Guaranteed Annual Withdrawal Amount payments while still employed by the employer sponsoring the plan. You must also notify your plan in a form acceptable to the plan and the Company. The Guaranteed Annual Withdrawal Amount election date will be the business day we receive all information required to process your election at our processing office. After we receive your election, you will no longer be able to make contributions to the investment options and any subsequent contribution will be rejected.

Your Guaranteed Annual Withdrawal Amount is calculated on a single life basis. However, when you elect to start receiving Guaranteed Annual Withdrawal Amount payments, you may elect payments on a joint life basis. Please note, payments on a joint life basis are only available for the spouse of a participant at the time of the election. Under a joint life basis, Guaranteed Annual Withdrawal Amount payments are guaranteed for the life of both you and your spouse. You may drop the joint life, but you will not be able to name a new joint life and payments will continue to be made in the same amount. The Guaranteed Annual Withdrawal Amount payments on a joint life basis will be less than those available under the single life basis. If you elect a joint life basis, your certificate will continue to be eligible for a Ratchet increase after your death.

Guaranteed Annual Withdrawal Amount payments are designed to begin at age 65. You may elect to take your Guaranteed Annual Withdrawal Amount payments after age 59 1/2 and before age 65, but this will result in a decrease of all future Guaranteed Annual Withdrawal Amount payments, as indicated below.

Payments Begin at Age	Adjusted GAWA
59 1/ 2	75%
60	75%
61	80%
62	85%
63	90%
64	95%
65	100%

For example, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 63, your adjusted Guaranteed Annual Withdrawal Amount will be $4,500. ($5,000 x 90% = $4,500).

You may also elect to defer beginning your Guaranteed Annual Withdrawal Amount payments until after age 65, which will result in an increase of your Guaranteed Annual Withdrawal Amount, as indicated below.

Payments Begin at Age	Adjusted GAWA
66	102%
67	104%
68	106%
69	108%
70 and older	110%

Using the same example as above, if your Guaranteed Annual Withdrawal Amount based on receiving payments at age 65 is $5,000 and you elect to begin payments at age 68, your adjusted Guaranteed Annual Withdrawal Amount will be $5,300 ($5,000 x 106% = $5,300).

Your Guaranteed Annual Withdrawal Amounts are not cumulative from year to year. If you withdraw less than the Guaranteed Annual Withdrawal Amount in any participation year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

You may generally take your lifetime required minimum distributions without losing the value of the Personal Income Benefit. See “Lifetime minimum distribution withdrawals” in “Accessing your money” later in this prospectus. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether the certificate is appropriate for your needs. Please consult your tax adviser.

If you experience a financial hardship that causes you to take a withdrawal, this withdrawal does not start your Guaranteed Annual Withdrawal Amount payments, but will result in a reduction of your Guaranteed Annual Withdrawal Amount. For more information about how a hardship withdrawal will impact the Guaranteed Annual Withdrawal Amount, see “Hardship

withdrawals” in “Accessing your money” later in this prospectus. See also “Effect of Early and Excess Withdrawals” later in this section (the withdrawal of an excess contribution or a forfeiture also do not start your Guaranteed Annual Withdrawal Amount payments, but will reduce your Guaranteed Annual Withdrawal Amount).

Effect of Early and Excess Withdrawals

An Early Withdrawal is caused when you take a withdrawal, including a hardship withdrawal, as well as, the withdrawal of an excess contribution (i.e., a contribution in excess of the maximum amount that may be contributed for a participant for any year) and a forfeiture, before you have elected to begin receiving your Guaranteed Annual Withdrawal Amount payments. If you take an Early Withdrawal, you are still permitted to make contributions to the investment options.

An Excess Withdrawal is caused when more than your Guaranteed Annual Withdrawal Amount is withdrawn in any participation year after you have elected to begin receiving Guaranteed Annual Withdrawal Amount payments. Once a withdrawal (including a hardship withdrawal, as well as, the withdrawal of an excess contribution and a forfeiture) causes cumulative withdrawals in a participation year to exceed your Guaranteed Annual Withdrawal Amount, the dollar amount of the withdrawal that exceeds the Guaranteed Annual Withdrawal Amount is considered an Excess Withdrawal. In addition, each subsequent withdrawal in that participation year is considered an Excess Withdrawal.

An Early or Excess Withdrawal can cause a significant reduction in both your Ratchet Base and your Guaranteed Annual Withdrawal Amount. If you make an Early or Excess Withdrawal, we will recalculate your Ratchet Base and your Guaranteed Annual Withdrawal Amount. The withdrawal will reduce your Ratchet Base and your Guaranteed Annual Withdrawal Amount on a pro rata basis. Reduction on a pro rata basis means we take the percentage of your account value withdrawn and reduce your Ratchet Base and your Guaranteed Annual Withdrawal Amount by that same percentage. If, at the time you take an Early or Excess Withdrawal, your account value is less than your Ratchet Base, the pro rata reduction in your Ratchet Base will be greater than the dollar amount of the withdrawal.

An Early or Excess Withdrawal that reduces your account value to zero will generally terminate the certificate and the Personal Income Benefit without value although we are currently exercising our right not to terminate the certificate in the case of an Early Withdrawal.

The following examples are designed to show how Early and Excess Withdrawals impact the values in your certificate and the Personal Income Benefit. Please note that all withdrawals will reduce your death benefit. See “Payment of death benefit” later in this prospectus.

EXAMPLE 1: An Early Withdrawal

Assume the following:

•	your account value is $5,000;

•	your Ratchet Base is $6,000;

•	your Guaranteed Annual Withdrawal Amount is $200;

•	you are still employed by the plan sponsor; and

•	you decide to take a withdrawal of $500.

Your withdrawal will be an Early Withdrawal. We will deduct $500 from your account value. Your Ratchet Base and Guaranteed Annual Withdrawal Amount will be reduced by 10% (the amount of the withdrawal ($500) divided by your account value ($5,000)). After the withdrawal:

•	your account value will be $4,500;

•	your Ratchet Base will be $5,400 ($6,000 reduced by 10%); and

•	your Guaranteed Annual Withdrawal Amount will be $180 ($200 reduced by 10%).

Effect of your account value falling to zero

If your account value falls to zero, there are different impacts to the Personal Income Benefit and Guaranteed Annual Withdrawal Amount, depending on the circumstance that causes your account value to fall to zero and whether you have elected to start Guaranteed Annual Withdrawal Amount payments.

Account value falls to zero before the election to take Guaranteed Annual Withdrawal Amount payments. If your account value falls to zero due to an Early Withdrawal before you have elected to take Guaranteed Annual Withdrawal Amount payments, your Personal Income Benefit (including the Guaranteed Annual Withdrawal Amount) and certificate will terminate. We are currently exercising our right to not terminate your certificate in this instance. If we do not terminate your certificate your Guaranteed Annual Withdrawal Amount will be set to zero and will remain at zero unless you make a subsequent contribution. If we terminate your certificate, the Personal Income Benefit cannot be restored. If your account value falls to zero before you have elected Guaranteed Annual Withdrawal Amount payments due to negative investment performance and/or the deduction of a charge, your certificate will not terminate and your Guaranteed Annual Withdrawal Amount will remain unchanged. Thereafter you can make subsequent contributions or elect to receive Guaranteed Annual Withdrawal Amount payments once you meet the requirements to begin Guaranteed Annual Withdrawal Amount payments.

Account value falls to zero after the election to take Guaranteed Annual Withdrawal Amount payments. If your account value falls to zero due to an Excess Withdrawal after you have elected to take Guaranteed Annual Withdrawal Amount payments, your Personal Income Benefit (including Guaranteed Annual Withdrawal Amount payments) and certificate will terminate. Once terminated, the Personal Income

Benefit cannot be restored. If your account value falls to zero after you have elected Guaranteed Annual Withdrawal Amount payments due to negative investment performance and/or either a withdrawal that is not an Excess Withdrawal or the deduction of a charge, your certificate will terminate and you will receive a supplementary life annuity contract setting forth your continuing benefits. You will be the owner and annuitant. If the supplementary life annuity contract is issued in connection with a Joint life contract, you will be the annuitant and your spouse will be the joint annuitant, provided you are still married and your spouse is the sole primary beneficiary under the plan. The following will then occur:

•	If you were taking withdrawals through the “Maximum payment plan,” we will continue the scheduled withdrawal payments on the same basis.

•	Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually under the “Maximum payment” if automatic payments were not being made.

•	The charge for the Personal Income Benefit will no longer apply.

Annuitization

If you have reached your maturity date, we will allow you to annuitize your certificate and elect to receive lifetime annuity payments at least equal to your current Guaranteed Annual Withdrawal Amount. If you annuitize your certificate earlier than the maturity date, your annuity payments may be less than your current Guaranteed Annual Withdrawal Amount and the Personal Income Benefit will terminate.

Other Important considerations

•	The Personal Income Benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

•

Withdrawals are not considered as annuity payments for tax purposes, and may be subject to income taxes and an additional 10% Federal income tax penalty before age 59 1/2. See “Tax information” later in this prospectus.

•	All withdrawals reduce your account value and death benefit.

•	If you withdraw less than the Guaranteed Annual Withdrawal Amount in any participation year, you may not add the remainder to your Guaranteed Annual Withdrawal Amount in any subsequent year.

•	If you surrender your certificate to receive its cash value all benefits under the certificate will terminate, including the Personal Income Benefit.

•	Withdrawals are available under other annuity contracts we offer without purchasing a withdrawal benefit like the Personal Income Benefit.

•	If you are not eligible to begin receiving your Guaranteed Annual Withdrawal Amount and a withdrawal is taken

(including a hardship withdrawal, withdrawal of an excess contribution or a forfeiture), this will be considered an Early Withdrawal.

•

If you elect to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the certificate. For both Joint life and Single life certificates, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. In addition, if you drop the Joint life, you will not be able to name a new Joint life and payments will continue to be made in the same amount.

•

We reserve the right, in our sole discretion, to discontinue the acceptance of, or place limitations on, contributions into the certificate and/or certain investment options. If we exercise our right to discontinue the acceptance of, and/or place limitations on contributions, you may no longer be able to fund your Personal Income Benefit. This means that you may no longer be able to increase your Guaranteed Annual Withdrawal Amount through contributions.

Please note: The Personal Income Benefit terminates upon annuitization. If you annuitize your certificate before the maturity date, your annuity payments may be less than the Guaranteed Annual Withdrawal Amount.

Your right to cancel within a certain number of days

If for any reason you are not satisfied with your certificate, you may return it to us for a refund. To exercise this cancellation right you must mail the certificate directly to our processing office within 10 days after you receive it. In some states, this “free look” period may be longer.

Generally, your refund will equal the contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. Some states require that we refund the full amount of the contribution (not including any investment gain or loss). Please contact your financial professional and/or see “Appendix — State contract availability and/or variations of certain features and benefits” to find out what applies in your state. When required by applicable law to return the full amount of your contribution, we will return the greater of your contribution or your certificate’s cash value.

We may require that you wait six months before you apply for a certificate with us again if:

•	you cancel your certificate during the free look period; or

•	you change your mind before you receive your certificate whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your certificate, rather than cancel it. Surrendering your certificate may yield results different than canceling your certificate, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the certificate. Please see “Tax information” later in this prospectus for possible consequences of cancelling your certificate.

2. Determining your certificate’s value

Your account value and cash value

Your “account value” is the total of the values you have allocated to the investment options. These amounts are subject to certain fees and charges discussed in “Charges and expenses” later in this prospectus.

Your certificate also has a “cash value.” At any time before annuity payments begin, your certificate’s cash value is equal to the account value less all applicable charges (which may include a pro rata portion of the Personal Income Benefit charge).

Your certificate’s value in the investment options

Each investment option invests in shares of a corresponding portfolio. Your value in each investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the certificate.

The unit value for each investment option depends on the investment performance of that option. On any day, your value in any investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your certificate under that option, multiplied by that day’s value for one unit. The number of your units in any investment option does not change unless they are increased or decreased to reflect additional contributions, withdrawals and transfers among the investment options.

In addition, the Personal Income Benefit charge or third-party transfer or rollover charge, will reduce the number of units credited to your certificate. A withdrawal to pay plan operating expenses or other charges will also reduce the number of units credited to your certificate. A description of how unit values are calculated is found in the SAI.

3. Transferring your money among investment options

Transferring your account value

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

•	You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

Upon advance notice we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. We may also, at any time, exercise our right to close a investment option to transfers. A transfer request does not change your percentages for allocating current or future contributions among the investment options. In addition to the restrictions described above, all transfers are subject to our policies and procedures set forth in “Disruptive transfer activity” below.

You may request a transfer in writing using the specified form or online using the Equitable Client portal. You must send all signed written requests directly to our processing office. Transfer requests should specify:

(1)	the certificate number,

(2)	the dollar amounts or percentage to be transferred, and

(3)	the investment options to and from which you are transferring.

You or the trustee or employer owner, whichever applies, can direct us to transfer among the investment options.

We will confirm all transfers in writing.

Please see “Allocating your contributions” in “Contract features and benefits” for more information about your role in managing your allocations.

Disruptive transfer activity

You should note that the contract is not designed for professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s investment. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with portfolios that are part of the EQ Advisors Trust (which is an “affiliated trust” and is also referred to as the “trust”). The affiliated trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio’s net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner/participant trading activity. The affiliated trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a contract owner/participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

The trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trust had not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the underlying trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

4. Accessing your money

Withdrawing your account value

The certificate is designed for Guaranteed Annual Withdrawal Amount payments to begin at age 65. See “Contract features and benefits — Personal Income Benefit — Electing to take your Guaranteed Annual Withdrawal Amount” earlier in this prospectus. Early and Excess withdrawals may reduce or eliminate the benefit. Please see “Effect of Early and Excess Withdrawals” in “Contract features and benefits” earlier in this prospectus for more information on how withdrawals affect your Personal Income Benefit and could potentially cause your certificate to terminate. Participants may only withdraw amounts from their account value that are 100% vested, subject to the employer’s approval, plan rules and applicable laws. (See “Forfeitures” below and “Effect of Early and Excess Withdrawals” in “Contract features and benefits” earlier in this prospectus.) For the tax consequences of taking withdrawals, see “Tax information” later in this prospectus.

Forfeitures

A 403(b) plan may have a vesting schedule applicable to some or all employer contributions. Forfeitures can arise when a 403(b) plan participant who is not fully vested under a plan separates from service. Plan participants should consult the plan administrator to learn more about the vesting schedule. When a forfeiture occurs, we will withdraw any unvested portion of a plan participant’s cash value and return the amounts to the Employer. The plan administrator must tell us the unvested balance.

Forfeited amounts may be reallocated to active plan participants in accordance with the terms of the plan.

Taking withdrawals under the Personal Income Benefit

This section describes the ways in which you can take Guaranteed Annual Withdrawal Amount payments. You may take unscheduled payments by submitting a request in a form acceptable to us, or you can take payments under our Maximum payment plan.

Maximum payment plan.  Our Maximum payment plan provides for the withdrawal of the Guaranteed Annual Withdrawal Amount in scheduled payments. You select the payment frequency; annually, quarterly or monthly provided the scheduled payment is at least $250 for monthly and quarterly payments. If the scheduled payment falls below this amount, we will terminate the program, even if a required minimum distribution withdrawal causes the reduction. The amount of the withdrawal will increase on participation date anniversaries with any Ratchet increase.

If you elect annual payments, you may choose the date on which you receive your Guaranteed Annual Withdrawal

Amount, but that date cannot be more than one full payment mode from the date your enrollment form is received at our processing office. If you have taken a partial withdrawal prior to enrollment in the Maximum payment plan, the payment you receive will be the difference between your Guaranteed Annual Withdrawal Amount and the previously received withdrawal.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a participation year, your first payment will be made as soon as your request is processed and include any additional amount that would have been paid to you if you had elected the plan at the beginning of the participation year (the “catch-up payment”).

You must wait at least 28 days from certificate issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. However, you must elect a date that is more than three calendar days prior to your participation date anniversary.

If you take a partial withdrawal from your account value in the same participation year, but prior to enrollment in the Maximum payment plan and the partial withdrawal was greater than any catch-up payment due, the partial withdrawal will be subtracted from the Guaranteed Annual Withdrawal Amount and the difference will be divided by the number of scheduled payments. If the partial withdrawal was less than any catch-up payment due, it will be subtracted from the catch-up payment and the difference will be included with your first payment. In subsequent years, you will receive the full amount of your Guaranteed Annual Withdrawal Amount.

If you take a partial withdrawal after enrolling in the Maximum payment plan, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next participation date anniversary.

Partial withdrawals and terminations

Subject to the terms of your employer’s plan, your certificate and any restrictions in federal income tax rules, you may take partial withdrawals from your account value or terminate your certificate at any time while you are living and before annuity payments begin. If you take a withdrawal, it may affect your Guaranteed Annual Withdrawal Amount. See “Effect of Early and Excess Withdrawals” under “Personal Income Benefit” in“ Contract features and benefits” earlier in this prospectus for more information.

The minimum amount you may withdraw at any time is currently $300. We may waive the $300 requirement.

Lifetime required minimum distributions

When you have to start lifetime required minimum distributions from 403(b) plans depends on your birthdate and retirement status. Under legislation enacted at the end of 2019, lifetime required minimum distributions from 403(b) plans must generally start for the year in which you attain age 72 (if you were born July 1, 1949 or later). For individuals born June 30, 1949 or earlier, lifetime required minimum distributions from 403(b) plans must generally start for the year in which you attain age 70 1/2. That is, individuals who had already attained age 70 1/2 by December 31, 2019 had no change from prior law in the start or continuation of their lifetime required minimum distributions. Any lifetime required minimum distribution payment up to the amount calculated as described below will not be treated as an Early or Excess Withdrawal. This amount is equal to the lifetime minimum required distribution amount (for the tax year on that participation date anniversary) calculated using only:

(1)	the living participant’s age,

(2)	the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table,

(3)

the account value of the this certificate, (prior to the first participation date anniversary we use the account value on the participation date and thereafter we use the account value on the date prescribed by the IRS) and

(4)	amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above will not be treated as an Early or Excess Withdrawal. Please note that all withdrawals taken during a participation year are counted toward this amount as calculated above.

For purposes of these examples, assume the account value is $30,000. Also, assume the following:

•	Annual RMD amount (as calculated above) = $6,000

•	Ratchet Base = $60,000

•	Guaranteed Annual Withdrawal Amount = $2,400.

EXAMPLE 1:

Assume you take the following withdrawals: $1,500 on May 1st, $2,000 on September 1st, and $1,750 on November 1st. None of these withdrawals will be treated as an Excess Withdrawal because even though they exceeded the Guaranteed Annual Withdrawal Amount they did not exceed the annual RMD amount of $6,000. These withdrawals would reduce your account value on a dollar-for-dollar basis but would not reduce your Ratchet Base or Guaranteed Annual Withdrawal Amount.

EXAMPLE 2:

Assume you take a $500 withdrawal on June 1st. Further assume you take a withdrawal of $6,000 on December 31st to satisfy your annual RMD amount. In this instance, $500 of the December 31st withdrawal would be considered an

Excess Withdrawal because the total withdrawals exceeded the Guaranteed Annual Withdrawal Amount and also exceeded the annual RMD amount by $500. This is an Excess Withdrawal that will reduce both your Ratchet Base and Guaranteed Annual Withdrawal Amount on a pro rata basis. Your account value will be reduced dollar-for-dollar by the amount of the withdrawal. Here are the values after the withdrawal:

•	Account Value = $23,500 (or $30,000 – $6,500).

•	Your Ratchet Base = $59,000 (or $60,000 – $1,000). This $1,000 reduction represents a pro rata reduction of 1.67%.

•	Guaranteed Annual Withdrawal Amount (for future participation years) = $2,360 (or $2,400 – $40). This $40 reduction represents a pro rata reduction of 1.67%.

Hardship withdrawals

Generally, in order to receive a hardship withdrawal (special federal income tax definition), you must meet certain criteria and have your request approved by the Plan.

How withdrawals are taken from your account value

Unless you specify otherwise, we will subtract your withdrawals from the investment options on a pro rata basis.

Termination of participation

Your certificate may be terminated by us and your cash value paid to your employer if:

(1)	we have not received any contributions on your behalf within 180 days from your participation date; or

(2)	the plan is no longer qualified under the Code and the contract is terminated by us.

The employer and, under certain circumstances, we may discontinue contributions under the contract. Such discontinuance means that the employer will not permit any further contributions to be made under the contract. All other provisions of the contract remain in effect.

The employer may terminate the contract by transferring all the assets to another contract which will terminate your certificate.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date we receive the request in good order. These transactions may include applying proceeds to an annuity payout option, payment of a death benefit, payment of any amount you withdraw and, upon certificate termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the New York Stock Exchange is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

Your annuity payout options

The contract offers you several choices of annuity payout options.

You can choose from among the different forms of annuity payout options listed below. Restrictions may apply, depending on your age at certificate issue. Also, certain payout options may not be available in certain states or with certain types of contracts.

Deferred annuity contracts such as the Equitable Retirement 360SM Personal Income Benefit provide for conversion to payout status at or before the certificate’s “maturity date.” This is called annuitization. When your certificate is annuitized, your Equitable Retirement 360SM Personal Income Benefit certificate and all its benefits terminate and will be converted to a supplemental payout annuity contract (“payout option”) that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Equitable Retirement 360SM Personal Income Benefit certificate at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

If you annuitize before the maturity date, your annuity payments may be less than the Guaranteed Annual Withdrawal Amounts and your certificate will terminate. You should get your current Guaranteed Annual Withdrawal Amount and annuity payment values before you annuitize and also discuss with your financial representative if annuitization is suitable for you.

Your Equitable Retirement 360SM Personal Income Benefit certificate guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth participation date anniversary and at not less than five year intervals after the first change. (Please see your certificate and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization.

You can choose from among the annuity payout options listed , subject to required minimum distribution rules. Restrictions may apply, depending on your age at certificate issue. If you choose to annuitize your certificate, the Personal Income Benefit feature will terminate without value. Payments you receive under the annuity payout option you select may be less than you would have received under the Personal Income Benefit feature. See “Personal Income Benefit” in “Contract features and benefits” earlier in this prospectus for further information. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time.

Annuity payout options
Fixed annuity payout options	• Life annuity • Life annuity with period certain • Life annuity with refund certain • Period certain annuity

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Life annuity:  An annuity that guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no continuation of benefits following your death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as you are living. If you choose this payout option and you die before the due date of the second (third, fourth, etc.) annuity payment, then you will only receive one (two, three, etc.) annuity payment.

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Life annuity with period certain:  An annuity that guarantees payments for the rest of your life. If you die before the end of a selected period of time (“period certain”), payments continue to the beneficiary for the balance of the period certain, subject to required minimum distribution rules. The period certain cannot extend beyond your life expectancy or the joint life expectancy of you and the designated beneficiary. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years or the annuitant’s life expectancy.

•

Life annuity with refund certain:  An annuity that guarantees payments for the rest of your life. If you die before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered, subject to required minimum distribution rules.

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Period certain annuity:  An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. The guarantee period may not exceed your life expectancy. This option does not guarantee payments for the rest of your life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of your life and, after your death, payments continue to the survivor, subject to required minimum distribution rules. Generally, unless you elect otherwise with the written consent of the spouse, this will be the form of annuity payment provided for married participants under certain 403(b)s. We may offer other payout options not outlined here. Your financial professional can provide details.

Fixed annuity payout

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your certificate or on our then current annuity rates, whichever is more favorable for you.

The amount applied to purchase an annuity payout option

The amount applied to purchase an annuity payout option varies, depending on the annuity payout option that you choose.

If you select a life annuity, life annuity with period certain or life annuity with refund certain, the amount applied will be your account value. If we are offering non-life contingent forms of annuities, the amount applied will be your cash value.

Selecting an annuity payout option

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your certificate before annuity payments begin. Unless you choose a different payout option, we will generally pay annuity payments under a life annuity with a period certain. In this case, the period certain will be based on the annuitant’s age and will not exceed 10 years.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the participation date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month or later than your certificate’s maturity date.

We will send you a notice with your certificate statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made. If you do not respond to the notice within the 30 days following your maturity date, your certificate will be annuitized automatically using the normal form of annuity payout option. Currently, our normal form of annuity payout option is life annuity with a period certain not to exceed 10 years.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. In general, the longer the period over which we expect to make payments, the lower will be your payment for each year.

The amount of the annuity payments will depend on:

(1)	the amount applied to purchase the annuity;

(2)	the type of annuity chosen;

(3)	in the case of a life annuity, your age (or your and the designated beneficiary’s ages);

(4)	in the case of a period certain annuity, the period selected; and

(5)	the frequency of the payments.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the cash value in a single sum rather than as payments under the payout option chosen.

Annuity maturity date

Your certificate has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the participation date anniversary following your 95th birthday. Please see “Appendix — State contract availability and/or variations of certain features and benefits” later in this prospectus for state variations. We will send a notice with the annual statement one year prior to the maturity date.

On the certificate’s maturity date you may elect:

•	an annuity payout option we are then offering;

•	a lump sum distribution of your cash value; or

•	the Personal Income Benefit maturity date annuity benefit.

The Personal Income Benefit maturity date annuity benefit compares: (i) your Guaranteed Annual Withdrawal Amount under the Personal Income Benefit; and (ii) the amount you would receive by applying your account value on the certificate’s maturity date to the guaranteed annuity rates for a life only annuity. The Personal Income Benefit maturity date benefit provides periodic payments of the higher resulting amount for life. This amount is fixed and does not change after annuity payments begin. You will not be permitted to make any additional withdrawals.

Please see “Appendix — State contract availability and/or variations of certain features and benefits” later in this prospectus for the state variations.

5. Charges and expenses

Charges under the contracts

Personal Income Benefit charge

The Personal Income Benefit charge is 0.95%. This charge will be deducted from your investment options on a pro rata basis on each participation date anniversary. It is not pro-rated to account for a portion of the year. However, if the entire account value is withdrawn through an Early or Excess Withdrawal, the certificate is surrendered, annuitized under an annuity payout option that does not guarantee payments for the rest of your life or a death benefit is paid on a date other than a participation date anniversary, we will deduct a pro rata portion of the charge for that year. We deduct this charge to compensate us for providing the Guaranteed Annual Withdrawal Amount, mortality and expense risks, as well as, administrative and financial accounting expenses under the contract.

Charge for third-party transfer or rollover

We charge $65 for third-party transfers and rollovers. A third party transfer is where you ask us to directly transfer or roll over funds from your certificate to a permissible third-party funding vehicle or investment, or to another eligible plan. We will deduct this charge from your account value. This charge will also be imposed on each third-party transfer into another permissible funding vehicle due to a forfeiture. We deduct this charge to compensate us for the expenses associated with processing the transfer or rollover.

Charges for state premium and other applicable taxes

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.

Plan operating expense and other charges for additional services

Depending on your Employer’s plan, we may be instructed to with- draw a plan operating expense or other expense from your account value and to remit the amount withdrawn to either your Employer, your Employer’s designee or a third party as directed by your Employer. The amount to be withdrawn is determined by your Employer; we have no responsibility for determining that such amount is necessary and proper under the terms of your Employer’s plan. We will deduct this charge pro rata from your investment options. This deduction will not reduce your Guaranteed Annual Withdrawal Amount or Ratchet Base.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge.  We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge.  We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Check preparation charge.  The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. We charge $25 for check preparation. This charge will be deducted from the amount you request.

Charges that the Trust deducts

The Trust deducts charges for the following types of fees and expenses:

•	Management fees.

•	12b-1 fees.

•	Operating expenses, such as trustees’ fees, independent auditors’ fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

•	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust and/or shares of other affiliated or unaffiliated portfolios. The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trust.

Variations in charges

For certain groups offered the Equitable Retirement 360SM Personal Income Benefit contract, we may reduce the Personal Income Benefit charge. We may make other changes to the Equitable Retirement 360SM Personal Income Benefit contract or certificate.

Our costs for sales, administration and mortality may vary based on a number of factors, including the size and type of group or sponsoring organization; the level of services provided by us or your financial professional; if we will be the sole contract provider; and the compensation we expect to pay the financial professional in connection with the sale of the contract(s). We take all these factors into account when reducing charges.

Any variation in charges, pricing or benefits will reflect differences in our costs of selling the contracts and/or the contract services we or your financial services professional provide and will not be unfairly discriminatory.

Groups may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

6. Payment of death benefit

Death benefit

Your certificate provides a death benefit. The death benefit is equal to your cash value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment. This means that the death benefit proceeds could vary up or down, based on investment performance, until the death benefit is paid.

Withdrawals reduce your account value and, therefore, the amount of the death benefit.

If your surviving spouse rolls the death benefit proceeds over into a contract issued by us, the death proceeds will remain invested in this contract until your spouse’s contract is issued and the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

The amount of any death benefit payable will be reduced by the amount of any forfeiture that applies. Generally, all or a portion of employer contributions which are not vested may be subject to forfeiture.

Your beneficiary and payment of benefit

Beneficiary designations are subject to the terms of your plan.

Effect of your death

If you die before the annuity payments begin, we will pay the death benefit to your beneficiary designated under your Employer’s plan. Depending on the beneficiary, certain payment options may be restricted or may no longer be available for deaths after December 31, 2019, due to legislation enacted at the end of 2019.

How death benefit payment is made

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen, if the option is permitted under federal tax rules in effect after your death. If you have not chosen an annuity payout option as of the time of your death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and applicable federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See “Your annuity payout options” under “Accessing your money” earlier in this prospectus. Please note that you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary. In some cases a beneficiary may be able to do a non-spousal direct rollover to a new inherited IRA in the case of a death benefit from certain qualified plans.

If you have not elected Guaranteed Annual Withdrawal Payments. Your beneficiary will receive the death benefit but is not eligible to receive Guaranteed Annual Withdrawal Amount payments.

Personal Income Benefit on a Single life basis. If you elected to take Guaranteed Annual Withdrawal Amount payments on a Single life basis, your beneficiary will receive the death benefit but is not eligible to receive Guaranteed Annual Withdrawal Amount payments.

Personal Income Benefit on a Joint life basis. If you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis, your beneficiary may either:

•	elect the death benefit; or

•

elect to continue the certificate under the Personal Income Benefit, if your beneficiary is the same spouse you were married to when you elected to take Guaranteed Annual Withdrawal Amount payments on a Joint life basis and you were still married at the time of your death.

If your beneficiary elects the death benefit, the Guaranteed Annual Withdrawal Amount payments will terminate.

Under the Personal Income Benefit:

•	The certificate continues with your name on it for the benefit of your beneficiary.

•	The charge for the Personal Income Benefit will continue to apply.

•

Payments will be equal to the Guaranteed Annual Withdrawal Amount. For information about what happens when the account value falls to zero, see “Effect of your account value falling to zero” under “Personal Income Benefit in “Contract features and benefits” earlier in this prospectus.

•

If you were enrolled in the Maximum payment plan (described earlier in this prospectus in ‘‘Accessing your money’’ under ‘‘Withdrawing your account value’’), enrollment in a plan will continue unless your beneficiary submits a request to change the plan or to take ad hoc withdrawals.

•

If your spousal beneficiary receives payments under the Maximum payment plan, we will make an extra payment (if necessary) in December that will equal the RMD amount less payments made through November 30th and any scheduled December payment.

•	If your beneficiary takes any partial withdrawals in addition to RMD payments, the partial withdrawals will be treated as Excess Withdrawals if they exceed the Guaranteed Annual Withdrawal Amount.

•

If prior to your death, you did not elect the Maximum payment plan and your beneficiary takes unscheduled Guaranteed Annual Withdrawal Amounts from the account value, we will make a payment (if necessary) in December that will equal the RMD amount less any withdrawals made through the payment date. The December payment will not be treated as an Excess Withdrawal. However, any future withdrawals in the same participation year may be treated as Excess Withdrawals. If your beneficiary satisfies the RMD amount through unscheduled withdrawals prior to the December payment, any withdrawal from the account value that exceeds the Guaranteed Annual Withdrawal Amount will be considered an Excess Withdrawal.

•

Upon the death of your spousal beneficiary, the Personal Income Benefit stops. The beneficiary designated by your spousal beneficiary to receive any interest in the certificate after the spousal beneficiary dies will receive any remaining cash value in a lump sum.

7. Tax information

CARES Act

Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) on March 27, 2020, The CARES Act permitted penalty-free withdrawals during 2020 from tax-qualified and tax-favored plans and contracts (such as defined contribution plans, 403(b) plans, government sponsored employer 457(b) plans, and IRAs) by individuals affected by coronavirus or the economic aftermath. Coronavirus-related distributions from all such plans and contracts were limited to an aggregate of $100,000 for any individual. The individual would be able to repay the amount of the distribution to the plan or contract within a 3-year period. Please consult your tax adviser about your individual circumstances.

Tax information and ERISA matters

Overview

This section of the prospectus discusses the current federal income tax rules that generally apply to 403(b) plans funded by annuity contracts. Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service (“IRS”) interpretations of the Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Personal Income Benefit Contracts and Certificates purchased before the change. Congress may also consider further proposals to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted. Legislation enacted at the end of 2019 which is generally effective January 1, 2020 makes significant changes to tax-qualified retirement plans including the 403(b) plans. Please consult your tax adviser regarding how this legislation impacts you and your plan.

We cannot provide detailed information on all tax aspects of 403(b) plans or Personal Income Benefit Contracts and Certificates. Moreover, the tax aspects that apply to a particular employer’s 403(b) plan or Personal Income Benefit Contract may vary depending on the facts applicable to that employer. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under 403(b) plans or Personal Income Benefit Contracts and Certificates, or payments under the Personal Income Benefit Contracts and Certificates, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. Employers should not rely only on this document, but should consult their tax advisors before choosing a Personal Income Benefit Contract as an investment option for the employer’s 403(b) plan. Similarly, plan participants should not rely only on this document, but should consult their tax advisors before choosing to allocate any part of their 403(b) plan account to a Personal Income Benefit Certificate.

Choosing a contract to fund a retirement arrangement

Generally, there are two types of funding vehicles available to fund 403(b) plans: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral. Employers sponsoring 403(b) plans should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, employers sponsoring 403(b) plans should consider the annuity contract’s features and benefits as well as the features and benefits of other permissible funding vehicles and the relative costs of annuity contracts and other funding vehicles. Employers should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.

403(b) plan overview; contributions; Personal Income Benefit Contract (Certificate)

Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code. Contributions to the 403(b) plan, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

The sponsoring employer must have a written plan maintained in accordance with federal income tax rules for 403(b) plans, including provisions governing:

•	participation and nondiscrimination rules;

•	funding vehicles; and

•	requirements and limits on contributions, distributions, and benefits.

As part of this process, the sponsoring employer designates the insurance companies, and/or custodians and mutual fund companies to which it will make contributions to purchase 403(b)(1) annuity contracts or 403(b)(7) custodial accounts under its 403(b) plan. These companies are typically referred to as “approved providers” or “approved vendors” under the employer’s 403(b) plan. If the Company ceases to be an approved provider under an employer’s

403(b) plan, the employer could stop allowing amounts to be transferred in to the Personal Income Benefit Contract, or could direct a transfer of amounts held on behalf of plan participants and their beneficiaries from the Personal Income Benefit Contract to another funding vehicle under the 403(b) plan in a contract exchange under the same plan.

The sponsoring employer may also designate one or more persons (individuals or businesses) to perform various functions under the 403(b) plan on the employer’s behalf. These persons are referred to as “employer’s designee(s).”

The types and amounts of contributions to the 403(b) plan on a behalf of a participating employee are in the terms of the 403(b) plan, subject to federal income tax rules.

Contributions made with respect to a participant’s compensation are typically made by a participant’s salary reduction on a pre-tax basis, although the plan may also permit or require employer contributions. If the plan has a designated Roth contribution feature, a plan participant may make salary reduction contributions on an after-tax basis. In addition to compensation-related contributions made through the employer’s payroll, 403(b) plans may permit a plan participant to make rollover contributions from another eligible retirement plan or contributions which are a direct transfer of assets from another 403(b) plan.

All contributions to the 403(b) plan made on behalf of a plan participant, and any earnings, are in the participant’s 403(b) plan account. Generally amounts in a participant’s 403(b) plan account are nonforfeitable, although certain 403(b) plans may have a vesting schedule applicable to employer contributions. See “Accessing your money” earlier in this prospectus.

A plan participant choosing to allocate some or all of the participant’s 403(b) plan account to the Personal Income Benefit Contract (Certificate) will direct the employer or the employer’s designee for this purpose to transfer amounts from the participant’s 403(b) plan account to the Personal Income Benefit Contract (Certificate). The Company will not accept contributions to a Personal Income Benefit Contract or Personal Income Benefit Certificate from a plan participant or the sponsoring employer’s payroll. Currently, all contributions to a Personal Income Benefit Contract or Personal Income Benefit Certificate must be made through a direct transfer from another funding vehicle under the 403(b) plan, referred to as a “contract exchange under the same plan”.

Participants should consult their own tax and legal advisors in considering whether to allocate any part of the participant’s 403(b) plan account to the Personal Income Benefit Contract (Certificate), and if so, how much of the participant’s 403(b) plan account to allocate.

Participants should consider the potential need to access amounts allocated to the Personal Income Benefit Contract (Certificate) before payments under the Personal Income Benefit Contract (Certificate) begin, in transactions which could be an Early Withdrawal or Excess Withdrawal. See “Effect of Early and Excess Withdrawals” in “Contract features and benefits”. Early Withdrawals and Excess Withdrawals could reduce the amount of the ultimate benefit from the

Personal Income Benefit Contract (Certificate). If the 403(b) plan permits loans, it is strongly advisable not to fund the loan through the Personal Income Benefit Contract (Certificate), because of the likelihood of Early Withdrawals and Excess Withdrawals.

Distributions from 403(b) plans; Personal Income Benefit Contract (Certificate)

The sponsoring employer or employer’s designee must consent to any 403(b) plan loan, or request for a withdrawal, distribution, or payment by any plan participant or beneficiary in accordance with plan rules.

The limits on distributions under 403(b) plans are reflected in the Personal Income Benefit Contract (Certificate). Amounts attributable to salary reduction contributions on behalf of a plan participant cannot be distributed before the participant reaches age 59 1/2, dies, becomes disabled as defined in the Code, severs from employment with the employer which provided the funds, or otherwise has a permissible distribution event. If distributions attributable to salary reduction contributions are made in the case of hardship, no income attributable to salary reduction contributions may be distributed.

Generally distributions from 403(b) plans are includable in the income of a plan participant or beneficiary as ordinary income, not capital gain. If the participant has made contributions to the 403(b) plan on an after-tax basis, only the taxable amount of any distribution is includible. If a distribution is made prior to the participant’s age 59 1/2, an additional 10% federal income tax penalty may also be imposed, unless an exception applies.

If a distribution from a plan is an “eligible rollover distribution”, the plan is required to notify the plan participant or beneficiary of the choices and consequences of a distribution. In certain cases a distribution which is an eligible rollover distribution can be directly rolled over on a tax-deferred basis to another eligible retirement plan which will accept it. If an eligible rollover distribution is not directly rolled over, a plan participant and in some cases a beneficiary may be able to roll it over within 60 days after receiving the distribution. However, the plan will be required to withhold 20% of the taxable amount of the distribution. Guaranteed annual withdrawal payments from the Personal Income Benefit Contract (Certificate) may be viewed as eligible rollover distributions from the 403(b) plan prior to the commencement of lifetime required minimum distributions for the plan participant, discussed in the paragraph below.

There are also distribution requirements applicable to plan participants and beneficiaries in 403(b) plans. Under the required minimum distribution rules plan participants must start calculating and taking annual distributions from the 403(b) plan by a specified date. The beginning date depends on the plan participant’s birthdate and retirement status.

The plan must withhold federal income tax from distributions unless a recipient is eligible to elect out of such withholding and properly elects out. The rate of withholding depends on the type of the distribution and the recipient’s age and other status. As noted above, eligible rollover distributions are subject to mandatory withholding at the rate of 20% with no election out possible. Distributions after a participant’s lifetime required minimum distributions are to start may be subject to 10% withholding, with election out possible. Annuity payouts which may be elected under the plan or which may occur from the Personal Income Benefit Contract (Certificate) when it goes to zero are subject to wage-type withholding, with election out possible.

“Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If there is no appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which income tax is required to be withheld, and penalties could apply. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, contract values and other information may have to be reported for certain contractholders. For this reason, appropriate status documentation may be required at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.

The employer or employer’s designee is responsible for monitoring 403(b) plan contributions, distribution restrictions, required minimum distribution rules, and all other rules applicable to the plan.

If a plan participant has multiple 403(b) plan accounts under a 403(b) plan sponsored by one employer, participates in more than one 403(b) plan, or participates in more than one tax-qualified plan funded by salary reduction contributions, the participant may be required to combine plan account values or contributions for tax purposes.

For further information about 403(b) plans, plan participants can consult Internal Revenue Service Publication 571, Tax-Sheltered Annuity Plans (403(b) Plans) For Employees of Public Schools and Certain Tax-Exempt Organizations. This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

ERISA matters

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Some 403(b) plans may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example, if the employer makes matching contributions.

ERISA rules may require certain types of spousal consent to loans and certain forms of payments. Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant’s or beneficiary’s exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things, that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor and the plan sponsor may choose not to comply with Section 404(c).

If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor’s responsibility to see that the requirements of the DOL regulation are met. The Company and its financial professionals shall not be responsible if a plan fails to meet the requirements of Section 404(c).

Impact of taxes to the Company

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

8. More information

About our Separate Account A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. We may invest the assets of Separate Account A in any investment permitted by applicable law. The results of Separate Account A’s operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts and certificates is based on the assets in Separate Account A. However, the obligations themselves are obligations of the Company.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “unit investment trust.” The SEC, however, does not manage or supervise the Company or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account A invests in shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)	to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)	to deregister Separate Account A under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Separate Account A;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to close a variable investment option to transfers and contributions; and

(9)	to limit the number of variable investment options which you may elect.

About the Trust

The Trust is registered under the Investment Company Act of 1940. It is classified as “open-end management investment companies,” more commonly called mutual funds. The Trust issues different shares relating to each portfolio.

The Board of Trustees of the Trust serves for the benefit of the Trust’s shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for the Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectus(es) for the Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guaranteed benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Dates and prices at which certificate events occur

We describe below the general rules for when, and at what prices, events under your certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Business day

Our “business day” is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

•	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or
—	after an early close of regular trading on the NYSE on a business day.

•	When a charge is to be deducted on a participation date anniversary that is a non-business day, we will deduct the charge on the next business day.

•	Quarterly rebalancing will be processed on a calendar year basis. Semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

Contributions, transfers, withdrawals and surrenders

•	Contributions allocated to the investment options are invested at the unit value next determined after the receipt of the contribution.

•	Transfers to or from investment options will be made at the unit value next determined after the receipt of the transfer request.

•	Requests for withdrawals or surrenders will occur on the business day that we receive the information that we require.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your certificate is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to your employer or its designee, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

About your voting rights

As the owner of the shares of the Trust we have the right to vote on certain matters involving the portfolios, such as:

•	the election of trustees;

•	the formal approval of independent auditors selected for the Trust; or

•	any other matters described in each prospectus for the Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give participants the opportunity to instruct us how to vote the number of shares attributable to their certificates if a shareholder vote is taken. If we do not receive instructions in time from all participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that participants vote. One effect of proportional voting is that a small number of participants may determine the outcome of a vote.

The Trust sell its shares to the Company separate accounts in connection with the Company’s variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our participants arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board’s response insufficiently protects our participants, we will see to it that appropriate action is taken to do so.

Separate Account A voting rights

If actions relating to Separate Account A require participant approval, participants will be entitled to one vote for each unit they have in the investment options. Each participant who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the unit value for that option. We will cast votes attributable to any amounts we have in the investment options in the same proportion as votes cast by participants.

Changes in applicable law

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

COVID-19

The COVID-19 pandemic has negatively impacted the U.S. and global economies, created significant volatility in the capital markets and dramatically increased unemployment levels. The pandemic has also resulted in temporary closures of many businesses and schools and the institution of social distancing requirements in many states and local communities. Businesses or schools that have reopened have restricted or limited access for the foreseeable future and may do so on a permanent basis. As a result, our ability to sell products through our regular channels and the demand for our products and services has been significantly impacted. The extent of the COVID-19 pandemic’s impact on us will depend on future developments that are highly uncertain, including the severity and duration of the pandemic, actions taken by governments and other third parties in response to the pandemic and the availability and efficacy of vaccines against COVID-19.

While we have implemented risk management and contingency plans with respect to the COVID-19 pandemic, such measures may not adequately protect our business from the full impacts of the pandemic. Currently, most of our employees and advisors are continuing to work remotely. Extended periods of remote work arrangements could introduce additional operational risk, including but not limited to cybersecurity risks, and impair our ability to effectively manage our business. We also outsource a variety of functions to third parties whose business continuity strategies are largely outside our control.

Economic uncertainty and unemployment resulting from the COVID-19 pandemic may have an adverse effect on product sales and result in existing policyholders withdrawing at greater rates. COVID-19 could have an adverse effect on our insurance business due to increased mortality and morbidity rates. The cost of reinsurance to us for these policies could increase, and we may encounter decreased availability of such reinsurance. If policyholder lapse and surrender rates or premium waivers significantly exceed our expectations, we may need to change our assumptions, models or reserves.

Our investment portfolio has been, and may continue to be, adversely affected by the COVID-19 pandemic. Declines in equity markets and interest rates, reduced liquidity or a continued slowdown in the U.S. or in global economic conditions may also adversely affect the values and cash flows of these investments. Our investments in mortgages and commercial mortgage-backed securities have been, and could continue to be, negatively affected by delays or failures of borrowers to make payments of principal and interest when due. In some jurisdictions, local governments have imposed delays or moratoriums on many forms of enforcement actions. Market volatility in 2020 also caused significant increases in credit spreads, and any continued volatility may increase our borrowing costs and decrease product fee income. Further, severe market volatility may leave us unable to react to market events in a prudent manner consistent with our historical investment practices.

Cybersecurity risks and catastrophic events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyber-attacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient then under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transaction. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Statutory compliance

We have the right to change the terms of the contract and any certificate thereunder without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in the contract and any certificate thereunder must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a participant’s interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the certificates, or the distribution of the certificates.

Financial statements

The financial statements of Separate Account A, as well as the consolidated financial statements of the Company, are in the SAI. The financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge.

Transfers of ownership, collateral assignments, loans, and borrowing

The owner may not assign a contract or certificate for any purpose. You cannot assign a certificate as security for a loan or other obligation.

Funding changes

The employer or trustee can change the funding vehicle for the plan.

Distribution of the contracts

The contracts are distributed by Equitable Distributors who serves as the principal underwriter. The offering of the contracts is intended to be continuous.

Equitable Distributors is an indirect wholly owned subsidiary of the Company. The Distributor is under the common control of Equitable Holdings, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributor is registered with the SEC as broker-dealers and is a member members of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Both broker-dealers also act as distributors for other the Company life and annuity products we issue.

The contracts are sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributor (“Selling broker-dealers”).

The Company pays compensation to the Distributor based on con- tracts sold. The Company may also make additional payments to the Distributor, and the Distributor may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributor or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see “Fee table” and “Charges and expenses” earlier in this prospectus.

Equitable Distributors Compensation.  The Company pays contribution-based and asset-based compensation (together “compensation”) to Equitable Distributors. Contribution-based compensation is paid based on the Company’s contracts sold through Equitable Distributors’ Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of Equitable Distributors’ Selling broker-dealers. Contribution-based compensation will generally not exceed 5% of the total contributions made under the contracts. Equitable Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 0.70% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which the Company pays to Equitable Distributors will be reduced by the same amount, and the Company will pay Equitable Distributors asset-based compensation on the contract equal to the asset-based compensation which

Equitable Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset- based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by Equitable Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not Equitable Distributors, determines the amount and type of compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company’s distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers.  Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company’s products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. The Company may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2020) received additional payments. These additional payments ranged from $209.00 to $6,528,369.16. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

Allstate Financial Services, LLC

American Portfolios Financial Services

Ameriprise Financial Services

Avantax Investment Services, Inc.

BBVA Securities, Inc.

Cabot Lodge Securities, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research

Centaurus Financial, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Community America Financial Solution

CUNA Brokerage Services

CUSO Financial Services

DPL Financial Partners

Equity Services Inc.

Farmer’s Financial Solution

Galt Financial Group, Inc.

Geneos Wealth Management

Gradient Securities, LLC

H. Beck, Inc.

Huntleigh Securities Corporation

Independent Financial Group, LLC

Infinex Investments Inc.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Services LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual of Omaha Investment Services, Inc.

Next Financial Group, Inc.

Park Avenue Securities, LLC

PlanMember Securities Corp.

PNC Investments

Primerica Financial Services, Inc.

Pruco Securities, LLC

Purshe Kaplan Sterling Investments, Inc

Raymond James

RBC Capital Markets Corporation

Santander Securities Corp.

Sigma Financial Corporation

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services, Inc.

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

TransAmerica Financial Advisors

U.S. Bank Center

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Waddell & Reed, Inc.

Wells Fargo

Appendix

Condensed financial information

Contracts without a daily asset charge were not offered as of December 31, 2020, therefore condensed financial information is not available.

Appendix

State contract availability and/or variations of certain features and benefits

States where certain Equitable Retirement 360SM Personal Income Benefit features and/or benefits are not available or vary:

State	Features and benefits	Contract type	Availability or variation

[This section intentionally left blank.]

Statement of additional information

Table of contents

Page

The Company	2

Custodian

Independent registered public accounting firm	2

Distribution of the contracts	2

Calculating unit values	2

Financial Statements	2

How to obtain an Equitable Retirement 360SM Personal Income Benefit Statement of Additional Information for Separate Account A

Call (888) 370-8871 or send this request form to:

Equitable Retirement Plan ServicesSM

P.O. Box 4730

Syracuse, NY 13221

Please send me an Equitable Retirement 360SM Personal Income Benefit Statement of Additional Information dated May 1, 2021

Name

Address
City	State	Zip

#10473

Equitable Retirement 360SM Personal Income Benefit

A group flexible premium deferred variable annuity contract

Statement of Additional Information dated

May 1, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related prospectus for Equitable Retirement 360SM Personal Income Benefit dated May 1, 2021. That prospectus provides detailed information concerning the contracts and the variable investment options that fund the contracts. Each variable investment option is a subaccount of the Company’s Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing our Processing Office (P.O. Box 4956, Syracuse, NY 13221-4956), by calling toll free, (800) 628-6673, or by contacting your financial professional.

Table of Contents

The Company	2

Custodian	2

Independent registered public accounting firm	2

Distribution of the contracts	2

Calculating unit values	2

Financial statements	2

Distributed by affiliate, Equitable Distributors, 1290 Avenue of the Americas, New York, NY 10104

Copyright 2021 Equitable Financial Life Insurance Company — All rights reserved

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

#10473

The Company

We are Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”) (until 2020, known as AXA Equitable Life Insurance Company), a New York stock life insurance corporation. We have been doing business since 1859. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under your contract.

Custodian

The Company is the custodian for the shares of the Trusts owned by Separate Account A.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Separate Account A as of December 31, 2020 and for each of the periods indicated therein and the (ii) consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company’s Form 10-K. PricewaterhouseCoopers LLP’s address is 300 Madison Avenue, New York, New York 10017.

Distribution of the contracts

Under a distribution agreement between Equitable Distributors, the Company and certain of the Company’s separate accounts, including Separate Account A, the Company paid Equitable Distributors, distribution fees of $425,352,874 in 2020, $490,158,726 in 2019 and $466,293,494 in 2018, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Company separate accounts, including Separate Account A. Of these amounts, for each of these three years, Equitable Distributors retained $0, $0 and $0, respectively.

Calculating unit values

Unit values are determined at the end of each “valuation period” for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for Equitable Retirement 360SM Personal Income Benefit may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the “net investment factor” for the variable investment option for that valuation period. The net investment factor is:

(	a b	)

where:

(a)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and direct expenses of such Trust.

(b)

is the value of the variable investment option’s shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

Financial statements

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts and certificates.

2

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits.

(a)	The following Financial Statements are included in Part B of the Registration Statement:

The financial statements of Equitable Financial Life Insurance Company and Separate Account A are included in the Statement of Additional Information.

(b)	Exhibits.

The following exhibits correspond to those required by paragraph (b) of Item 24 as to exhibits in Form N-4:

1.	Board of Directors Resolutions.

	(a)	Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States (“Equitable”) authorizing the establishment of the Registrant, incorporated herein by reference to Registration Statement No. 2-30070 filed on October 27, 1987, refiled electronically on July 10, 1998.

	(b)	Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, incorporated herein by reference to Registration Statement No. 2-30070 filed on April 24, 1995, refiled electronically on July 10, 1998.

2.	Custodial Agreements. Not applicable.

3.	Underwriting Contracts.

	(a)	Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-64749) filed on August 5, 2011.

	(a)(i)	First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-127445) filed on August 11, 2005.

	(a)(ii)	Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(a)(iii)	Third Amendment dated as of November 1, 2014 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on April 19, 2016.

	(a)(iv)	Fourth Amendment dated as of August 1, 2015 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors, LLC, is incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

(b)	Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on April 19, 2001.

(c)	Transition Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on April 19, 2001.

(d)	General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement (File No. 2-30070) filed on April 19, 2004.

(d)(i)	First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

(d)(ii)	Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No.333-05593) filed on April 24, 2012.

(d)(iii)	Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(iv)	Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

(d)(v)	Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

	(d)(vi)	Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

	(d)(vii)	Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

	(d)(viii)	Eighth Amendment dated as of November 1, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

	(d)(ix)	Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

	(d)(x)	Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(d)(xi)	Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(d)(xii)	Twelfth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

	(d)(xiii)	Thirteenth Amendment dated as of October 1, 2014 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-202147), filed on September 9, 2015.

	(d)(xiv)	Fourteenth Amendment dated as of August 1, 2015 to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

	(d)(xv)	Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

	(d)(xvi)	Seventeenth Amendment to General Agent Sales Agreement, dated as of August 1, 2016, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC, (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(d)(xvii)	Eighteenth Amendment to General Agent Sales Agreement, dated as of March 1 2017, by and between AXA Equitable Life Insurance Company, formerly known as The Equitable Life Assurance Society of the United States, (“AXA Equitable”), and AXA NETWORK, LLC (“General Agent”) incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 17, 2018.

	(d)(xviii)	Nineteenth Amendment to General Agent Sales Agreement, dated January 1, 2020, by and between AXA Equitable Life Insurance Company and AXA Network, LLC, is filed herewith on April 20, 2021.

	(e)	Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Exhibit No. 3.(i) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

	(f)	Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Exhibit No. 3.(j) to Registration Statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

	(g)	Broker-Dealer and General Agent Sales Agreement dated as of March 15, 2016 between AXA Distributors, LLC, AXA Advisors, LLC and AXA Network, LLC, is incorporated by reference herein to Registration Statement on Form N-4 (File No. 2-30070) filed on April 16, 2019.

4.	Contracts. (Including Riders and Endorsements)

	(a)	Form of Group Flexible Premium Variable Annuity Contract, 2017PIBTSAAR360, previously filed with this registration statement (File No. 333-218513) on February 2, 2018.

	(b)	Form of Data Pages – TSA 403(b)-PIB, 2017DPPIBTSA, previously filed with this registration statement (File No. 333-218513) on August 15, 2018.

	(c)	Form of TSA AR360 PIB Certificate-A, 2017PIBTSAAR360-CERT0A, previously filed with this registration statement (File No. 333-218513) on August 15, 2018.

5.	Applications.

	(a)	Form of Group Application for Personal Income Benefit 403(b), 2017AR360-PIB-403b, previously filed with this registration statement (File No. 333-218513) on February 2, 2018.

	(b)	Form of 403(b) ERISA AR360 PIB Participant Enrollment Form, 2017PIB403bE, previously filed with this registration statement (File No. 333-218513) on August 15, 2018.

	(c)	Form of 403(b) Non ERISA AR360 PIB Participant Enrollment Form, 2017PIB403bNE, previously filed with this registration statement (File No. 333-218513) on August 15, 2018.

6.	Depositor’s Certificate of Incorporation And By-Laws.

	(a)	Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4, (File No. 333-05593), filed on April 24, 2012.

	(a)(i)	Restated Charter of Equitable Financial Life Insurance Company incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-232418) filed on June 29, 2020.

	(b)	By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

	(b)(i)	By-Laws of Equitable Financial Life Insurance Company, as amended, June 15, 2020, incorporated hereby by reference to Registration Statement on Form N-6 (File 333-232418), filed on June 29, 2020.

	(b)(ii)	Amended and Restated By-Laws of Equitable Financial Life Insurance Company dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-4 (file No. 333-254385) filed on March 17, 2021.

7.	Reinsurance Contracts. Not applicable.

8.	Participation Agreements.

	(a)	Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors, LLC and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor’s Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

	(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

	(a)(ii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor’s Trust Registration Statement (File No. 811-07953, 333-17217) on Form N-1A filed on October 15, 2004.

	(a)(iv)	Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

	(a)(v)	Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

	(a)(vi)	Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

	(a)(vii)	Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

	(a)(viii)	Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

	(a)(ix)	Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

	(a)(x)	Amendment No. 10, dated January 15, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

	(a)(xi)	Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

	(a)(xii)	Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

	(a)(xiii)	Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xiv)	Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

	(a)(xv)	Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 84 To the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

	(a)(xvi)	Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor’s Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2013.

	(a)(b)(i)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

	(a)(b)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

	(a)(b)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on October 1, 2013.

	(a)(b)(iv)	Amendment No. 3, dated as of April 4, 2014 (“Amendment No. 3”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(v)	Amendment No. 4, dated as of June 1, 2014 (“Amendment No. 4”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

	(a)(b)(vi)	Amendment No. 5, dated as of July 16, 2014 (“Amendment No. 5”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) ”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

	(a)(b)(vii)	Amendment No. 6, dated as of April 30, 2015 (“Amendment No. 6”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

	(a)(b)(viii)	Amendment No. 7 dated as of December 21, 2015 (“Amendment No. 7”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on February 11, 2016.

	(a)(b)(ix)	Amendment No. 8 dated as of December 9, 2016 (“Amendment No. 8”), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485(a) (File No. 333-17217) filed on January 31, 2017.

	(a)(b)(x)	Amendment No. 9 dated as of May 1, 2017 (“Amendment No. 9”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on April 28, 2017.

	(a)(b)(xi)	Amendment No. 10 dated as of November 1, 2017 (“Amendment No. 10”) to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”) by and among EQ Advisors Trust (“Trust”), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217), filed on October 27, 2017.

	(a)(b)(xii)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among EQ Advisor Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors dated May 23, 2012, incorporated herein by reference to Registration Statement on Form N-1a (File No. 333-17217) filed on July 31, 2018.

	(a)(b)(xiii)	Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217), filed on April 26, 2019.

	(a)(b)(xiv)	Amendment No. 13 dated July 16, 2020 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

	(a)(b)(xv)	Amendment No. 14 dated February 1, 2021 to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended by and among EQ Advisors Trust, Equitable Financial Life Insurance Company, Equitable Investment Management Group, LLC and Equitable Distributors, LLC, incorporated herein by reference to Registration Statement on Form N-1A (File No. 333-17217) filed on January 19, 2021.

9.	Legal Opinion.

Opinion and Consent of Shane Daly, Vice-President and Associate General Counsel of Equitable Financial Life Insurance Company, as to the legality of the securities being registered, filed herewith.

10.	Other Opinions.

(a) Consent of PricewaterhouseCoopers LLP, filed herewith.

(b) Powers of Attorney, filed herewith.

11.	Omitted Financial Statements. Not applicable.

12.	Initial Capital Agreements. Not applicable.

Item 25.	Directors and Officers of the Depositor.

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of the Depositor.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH THE DEPOSITOR
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Francis Hondal	Director
Mastercard
801 Brickell Avenue, Suite 1300
Miami, FL 33131

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
10 Madison Square West
1107 Broadway, Apt. 10G
New York, NY 10010

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 02116

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Senior Executive Director, General Counsel and Secretary

*Jeffrey J. Hurd	Senior Executive Director and Chief Operating Officer

*Michael B. Healy	Managing Director and Chief Information Officer

*Robin M. Raju	Senior Executive Director and Chief Financial Officer

*Adrienne Johnson	Managing Director and Chief Transformation Officer

*Keith Floman	Managing Director and Deputy Chief Actuary

*Michel Perrin	Managing Director and Actuary

*Nicholas Huth	Managing Director, Chief Compliance Officer and Associate General Counsel

*William Eckert	Managing Director and Chief Accounting Officer

*William MacGregor	Managing Director and Associate General Counsel

*David Karr	Managing Director

*Jimmy Dewayne Lummus	Managing Director and Controller

*Christina Banthin	Managing Director and Associate General Counsel

*Mary Jean Bonadonna	Managing Director

*Eric Colby	Managing Director

*Steven M. Joenk	Managing Director and Chief Investment Officer

*Kenneth KozlowskI	Managing Director

*Barbara Lenkiewicz	Managing Director

*Carol Macaluso	Managing Director

*James Mellin	Managing Director

*Hillary Menard	Managing Director

*Kurt Meyers	Managing Director and Associate General Counsel

*Prabha (“Mary”) Ng	Managing Director

*James O’Boyle	Managing Director

*Theresa Trusskey	Managing Director

*Marc Warshawsky	Managing Director

*Antonio Di Caro	Managing Director

*Glen Gardner	Managing Director

*Shelby Holklister-Share	Managing Director

*Manuel Prendes	Managing Director

*Meredith Ratajczak	Managing Director

*Aaron Sarfatti	Managing Director and Chief Risk Officer

*Stephen Scanlon	Managing Director

*Samuel Schwartz	Managing Director

*Mia Tarpey	Managing Director

*Gina Tyler	Managing Director and Chief Communications Officer

*Constance Weaver	Managing Director and Chief Marketing Officer

*Stephanie Withers	Managing Director and Chief Auditor

*Yun (“Julia”) Zhang	Managing Director and Treasurer

Item 26.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Separate Account A of Equitable Financial Life Insurance Company (the “Separate Account”) is a separate account of Equitable Financial Life Insurance Company. Equitable Financial Life Insurance Company, a New York stock life insurance company, is an indirect wholly owned subsidiary of Equitable Holdings, Inc. (the “Holding Company”).

Set forth below is the subsidiary chart for the Holding Company:

(a) Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2020 is incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-254385) on Form N-4 filed March 17, 2021.

Item 27.	Number of Contractowners

There are no Qualified Contract Owners and/or Non-Qualified Contract Owners offered by the Registrant under this Registration Statement.

Item 28.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Equitable Financial Life Insurance Company (“Equitable Financial”) provide, in Article VII, as follows:

7.4	Indemnification of Directors, Officers and Employees.

(a)	To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

(i)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testor or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

(ii)

any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testor or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)

To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Equitable Financial are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Sombo (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CAN, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)	Indemnification of Principal Underwriters

To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, Inc. and Equitable Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, Inc. and Equitable Advisors, LLC.

(c)	Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Equitable Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of Equitable Financial, EQ Advisors Trust, EQ Premier VIP Trust and of Equitable America Variable Accounts A, K, L and 70A.

(b) Set forth below is certain information regarding the directors and principal officers of Equitable Distributors, LLC.

EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

* Robin M. Raju	Director and Executive Vice President

*Michael B. Healy	Senior Vice President

*Patrick Ferris	Senior Vice President

*Peter D. Golden	Senior Vice President

*Brett Ford	Senior Vice President

*David Veale	Senior Vice President

*Alfred Ayensu-Ghartey	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Michael Schumacher	Senior Vice President

*Mark Teitelbaum	Senior Vice President

*Candace Scappator	Vice President, Chief Financial Officer, and Principal Financial Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Francesca Divone	Secretary

*Perry Golas	Vice President

*Karen Farley	Vice President

*Richard Frink	Vice President

*Michael J. Gass	Vice President

*Kathi Gopie	Vice President and Principal Operations Officer

*Timothy Jaeger	Vice President

*Jeremy Kachejian	Vice President

*Laird Johnson	Vice President

*Joshua Katz	Vice President

*James S. O’Connor	Vice President

*Samuel Schwartz	Vice President

* Michael Cole	Assistant Treasurer

*Jonathan Zales	Senior Vice President

*Stephen Scanlon	Director and Executive Vice President

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Gregory C. Lashinsky	Assistant Vice President, Financial Operations Principal

*Denise Tedeschi	Assistant Vice President and Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address: 1290 Avenue of the Americas NY, NY 10104

(c) The information under “Distribution of the Contracts” in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 are maintained by Equitable Financial at 1290 Avenue of the Americas, New York, NY 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096.

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

The Registrant hereby undertakes:

(a)

to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)

to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

The Depositor hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, in such case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Depositor under the respective contracts.

The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

The Registrant hereby further represents that it is relying upon Rule 6c-7 of the Investment Company Act of 1940 (the “1940 Act”) in claiming an exemption from certain provisions of Sections 22(e) and 27 of the 1940 Act for registered separate accounts offering variable annuity contracts to participants in the Texas Optional Retirement Program. Further, Equitable Financial has or will comply with Rule 6c-7(a)-(d) of the 1940 Act with respect to Texas Optional Retirement Program participants.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on the 20th day of April, 2021.

SEPARATE ACCOUNT A

(Registrant)

By:	Equitable Financial Life Insurance Company
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 20th day of April, 2021.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson	Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Robin Raju	Senior Executive Director and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*William Eckert	Managing Director and Chief Accounting Officer

*DIRECTORS:

Ramon de Oliveira	Mark Pearson
Francis Hondal	Bertram Scott
Joan Lamm-Tennant	Charles G.T. Stonehill
Daniel G. Kaye	George Stansfield
Kristi A. Matus

*By:	/s/ Shane Daly
Shane Daly
Attorney-in-Fact
April 20, 2021